Neuberger Berman Alternative and Multi-Asset Class Funds

	Class A	Class C	Institutional Class
Neuberger Berman Absolute Return Multi-Manager Fund	NABAX	NABCX	NABIX

Prospectus February 28, 2017, as amended April 10, 2017

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN ALTERNATIVE AND MULTI-ASSET CLASS FUNDS
Fund Summary
Neuberger Berman Absolute Return Multi-Manager Fund	2
Descriptions of Certain Practices and Security Types	16
Additional Information about Principal Investment Risks	17
Information about Additional Potential Principal Investment Strategies	29
Information about Additional Risks	30
Descriptions of Indices	30
Management of the Fund	30
Financial Highlights	33

YOUR INVESTMENT
Choosing a Share Class	36
Maintaining Your Account	37
Share Prices	41
Privileges and Services	43
Sales Charges	43
Sales Charge Reductions and Waivers	44
Distributions and Taxes	47
Grandfathered Investors	49
Buying Shares—Grandfathered Investors	51
Selling Shares—Grandfathered Investors	52
Market Timing Policy	53
Portfolio Holdings Policy	53
Fund Structure	53
Appendix A	A-1

Fund Summary
Neuberger Berman Absolute Return Multi-Manager Fund
Class A Shares (NABAX), Class C Shares (NABCX), Institutional Class Shares (NABIX)

GOAL
The Fund seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 44 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.92	1.92	1.81
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	1.03	1.04	1.02
Other expenses	0.23	0.23	0.21
Dividend and interest expenses relating to short sales	0.80	0.81	0.81
Acquired fund fees and expenses	0.05	0.05	0.05
Total annual operating expenses	3.25	4.01	2.88
Fee waivers and/or expense reimbursement	0.07	0.07	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	3.18	3.94	2.83
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 2.33%, 3.08% and 1.97% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

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Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$877	$1,499	$2,157	$3,906
Class C (assuming redemption)	$496	$1,201	$2,037	$4,200
Class C (assuming no redemption)	$396	$1,201	$2,037	$4,200
Institutional Class	$286	$877	$1,504	$3,193

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 485% of the average value of its portfolio when including securities that were sold short and 474% of the average value of its portfolio when excluding securities that were sold short.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its goal by allocating its assets to multiple subadvisers that employ a variety of investment strategies. The Portfolio Managers are responsible for selecting each subadviser and for determining the amount of Fund assets to allocate to each subadviser. The Portfolio Managers allocate Fund assets among a variety of investment strategies to subadvisers whose strategy the Portfolio Managers believe, when combined to form a single portfolio, can provide attractive risk-adjusted returns over the long term. The Portfolio Managers retain investment discretion to invest Fund assets directly using other portfolio managers of the Manager and may do so for certain investment strategies.

The Portfolio Managers allocate Fund assets among subadvisers in an effort to provide for overall investment diversification with the aim of decreasing the Fund’s sensitivity to market fluctuations. The Portfolio Managers review a range of qualitative and quantitative factors when determining the allocations to subadvisers, including each subadviser’s investment style and historical performance, and the holdings in the subadviser’s allocated assets.

The investment strategies that the subadvisers will utilize involve the following types of investments: (i) equity securities of companies of any market capitalization throughout the world, which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”) and other real estate companies (i.e., direct investments in companies) and exchange traded funds (“ETFs”); (ii) debt securities of governments and companies throughout the world, which may include debt securities of governments as well as their agencies and/or instrumentalities, below investment grade debt securities (commonly known as “junk bonds”), mortgage-backed securities and other asset-backed securities, hybrid securities (including convertible bonds) and loans (including bridge loans, loan participations and collateralized loan obligations (“CLOs”)); and (iii) foreign currencies.

The Fund also may use derivatives and primarily may use four categories of derivatives: (i) futures contracts based on securities, indices and other assets, such as currencies and commodities; (ii) swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); (iii) call and put options on securities and indices, including writing (selling) calls or writing (selling) puts on securities and indices; and (iv) forward contracts on securities, indices and other assets, such as currencies and commodities. Any of these derivatives may be used in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A subadviser may choose not to hedge its positions.

The Portfolio Managers intend to allocate the Fund’s assets among the following strategies:

Equity Long/Short. This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the subadviser believes the securities are likely to increase or decrease in value, respectively. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, options, warrants, depositary receipts, REITs and ETFs. Some subadvisers may focus on certain sectors of the

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market. One subadviser focuses its long/short equity strategy on securities of companies in the health care sector; another subadviser focuses its long/short equity strategy on the energy sector; while a long/short equity strategy managed by the Manager focuses on securities of companies in the financials sector. Other subadvisers may invest across any sectors they find attractive. Additionally, one subadviser’s strategy invests globally with a focus on equity securities of European companies. The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.

Credit Long/Short. This strategy primarily involves taking long and short positions in fixed-income corporate securities that are typically below investment grade (commonly called “junk bonds”). Below investment grade securities are defined by the Fund as those debt securities that, at the time of investment, are rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s Investors Service, or comparably rated by at least one independent credit rating agency or, if unrated, deemed by the subadviser to be of comparable quality. The subadviser will take long positions that it believes offer the potential for attractive returns and in the aggregate have the potential to outperform the market, as represented by an appropriate index. The subadviser will take short positions that it believes in the aggregate have the potential to underperform the market, as represented by that same index. The subadviser also may invest in a broad range of investments, including, but not limited to, common stock, preferred stock, convertible debt, loans (including CLOs), loan participations, non-U.S. securities, private placements and credit default swaps.

This strategy may also involve taking long and short positions in the debt of companies experiencing financial or operational difficulties of the sort that often lead to bankruptcies or corporate reorganizations. The debt securities of these companies generally trade at a substantial discount to par value, which may not always reflect a careful analysis of the companies’ assets or prospects. The subadviser seeks to take advantage of its experience in the bankruptcy process by attempting to take advantage of (1) incorrect valuations by investors between the current price and the subadviser’s estimate of the value of the debt, based in part on the subadviser’s involvement in the bankruptcy process, and (2) price disparities in relation to comparable securities.

Another type of credit long/short investing involves establishing long and/or short positions in different securities within a single company’s capital structure (e.g., long senior notes and short subordinated bonds). This type of investing is known as capital structure arbitrage and involves the determination by the subadviser that the market is mispricing different classes of securities relative to one another, so the subadviser establishes a short position in the security thought to be overvalued and a long position in the security thought to be undervalued.

Global Macro Investing. This strategy involves a top-down global approach to investing. Global macro strategies typically involve taking long and short positions across various U.S. and foreign markets, sectors and companies in an effort to benefit from those investments which the subadviser believes have the highest probability for success (long positions) and those that have the highest probability for decline (short positions). The subadviser that manages this strategy will invest primarily in currencies and debt securities issued by governments as well as their agencies and/or instrumentalities and will do so primarily through the use of futures and forward contracts. The subadviser seeks to identify such opportunities by primarily applying quantitative investment analysis based on fundamental macroeconomic theory to consider and analyze the economic and political environments in markets, countries and/or regions around the world. These factors may include interest rate levels, monetary and fiscal policy, currency exchange rates, unemployment levels, gross domestic product (GDP) and geopolitical events and their effect on the economy of the country, region or the world. In addition to the quantitative investment analysis, the subadviser may also seek to identify investment opportunities by considering qualitative factors.

Asset-backed Securities. This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages, a significant portion of which may be non-agency mortgage-backed securities. The subadviser may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. While the Fund will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.

Event-Driven. These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of Event Driven Strategies that the Fund will utilize are:

Merger (Risk) Arbitrage. This strategy consists primarily of making investments that the subadviser expects will benefit from the successful completion of a merger or acquisition. The subadviser typically buys the stock of a target company after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the subadviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is

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completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the subadviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite position. Most of the subadvisers invest only in announced transactions but some subadvisers may also invest in anticipation of transactions. It is currently anticipated that the subadvisers will invest in both announced transactions and in anticipation of transactions.

Global Equity Restructurings Long/Short. This strategy involves examining companies for the prospect of a variety of potential restructurings. The subadviser primarily takes either a long or a short position in equity securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. A subadviser may not focus on all types of restructurings and may focus only on certain types of restructurings. In addition, the event driven portion of one subadviser’s strategy invests globally with a focus on securities of European companies.

Managed Futures. This strategy employs a range of quantitative algorithms that seek to identify long and short investment opportunities based on directional trends in the global financial markets. Managed futures is one of the three types of investment strategies known as global macro strategies, along with discretionary macro and systematic macro. The subadviser that manages this strategy will employ a wide variety of instruments, including derivatives, to invest across multiple asset classes. Specifically, the subadviser will primarily invest in futures and forward contracts on securities, indices and other assets, such as currencies and commodities. Additionally, the subadviser may invest directly in equity securities of companies across all market capitalizations, ETFs, debt securities issued by governments and corporations. In addition to futures and forwards, the subadviser may also use the following derivative instruments: (i) swaps, including total return swaps on securities, indices and other assets, including commodities, and interest rate swaps; and (ii) options on securities and indices.

The managed futures investment strategy seeks to gain exposure to the commodity markets primarily by investing in futures contracts on individual commodities and other commodity-linked derivative instruments. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly-owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”). The Subsidiary is managed by the Manager and the subadviser and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in equity and fixed income securities, ETFs, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.

The Portfolio Managers also may allocate the Fund’s assets to certain additional strategies in the future. For more information about these potential additional strategies, please see the section entitled “Information About Additional Potential Principal Investment Strategies.” There is no assurance that any or all of these additional strategies will be used in the future.

Based on the Portfolio Managers ongoing evaluation of the subadvisers, they may adjust allocations among subadvisers or make recommendations to the Fund’s Board of Trustees with respect to the hiring, termination or replacement of subadvisers. In recommending new subadvisers to the Fund’s Board of Trustees, the Portfolio Managers consider numerous factors, including, but not limited to, the subadviser’s investment style, the reputation of the subadviser, the depth and experience of its investment team, the demonstrated ability of the subadviser to implement its investment strategy, the consistency of past returns, and the subadviser’s policies and procedures to monitor and take into account risk.

The Portfolio Managers retain investment discretion to invest Fund assets directly and may do so for speculative or defensive purposes or in the event a subadviser is terminated and a new subadviser has not yet been hired. When the Portfolio Managers are making direct investments for the Fund they will invest primarily in ETFs and affiliated and unaffiliated registered investment companies but may also invest in individual equity and debt securities. The Portfolio Managers may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates) and futures contracts based on indices for speculative or defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.

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In an effort to achieve its goal, several of the strategies utilized by the Fund will likely engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets together with the Manager's and Subadviser's evaluation of these developments. The Fund’s use of short sales and derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

A subadviser may use strategies intended to protect against losses (i.e., hedged strategies), but there is no guarantee that such hedged strategies will be used or, if used, that they will protect against losses, perform better than non-hedged strategies or provide consistent returns.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Manager’s allocation decisions. There can be no guarantee that the Manager or the subadvisers will be successful in their attempts to manage the risk exposure of the Fund.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies. The employment of hedging strategies, if any, in an attempt to mitigate risk may cause the Fund’s returns to be lower than if hedging had not been employed. In addition, hedging strategies may not perform as expected and could produce losses.

Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment and unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money. The expected gain on an individual arbitrage investment may be smaller than the possible loss.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Loan Obligations Risk. CLOs issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the quality and type of the underlying loans and the tranche of the CLO in which the Fund invests. In addition, CLOs carry risks of fixed income securities, including, but not limited to, interest rate risk and credit risk.

Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading

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market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Distressed Securities Risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or the market may react differently than expected to the

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event. Certain events, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

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Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt a subadviser’s investment program if it abruptly changes pricing relationships on which the subadviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a subadviser was basing its investment strategy.

Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The

9 Absolute Return Multi-Manager Fund

subadvisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Quantitative Investing Risk. Managed futures and global macro investment strategies employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative investment techniques will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s and/or the Subsidiary’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are

10 Absolute Return Multi-Manager Fund

dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, and tax and other government regulations.

Because one subadviser invests primarily in securities of companies in the health care sector, the Fund’s performance may be adversely affected by a downturn in that sector. Health care companies can be adversely affected by, among other things, legislative or regulatory changes, competitive challenges, product liability litigation, government approval or non-approval of products and services, and product obsolescence. They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies have thinly traded securities and the stock prices of these companies may be very volatile.

Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.

Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.

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Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income; the Service suspended the issuance of those rulings in July 2011. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those rulings concluded were qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual Earnings and Profits”) will qualify. Although the Fund currently does receive distributions from the Subsidiary out of its Annual Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to shareholders as dividend income (and no part of such distributions would be taxable as long-term capital gain). In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

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PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and additional indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q1 '13, 3.17%
Worst quarter:    Q3 '15, -5.69%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16
Absolute Return Multi-Manager Fund	1 Year	Since Inception (5/15/2012)
Institutional Class Return Before Taxes	2.07	1.89
Institutional Class Return After Taxes on Distributions	2.07	1.48
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	1.17	1.31
Class A Return Before Taxes	-4.20	0.23
Class C Return Before Taxes	-0.19	0.75
HFRX Global Hedge Fund Index (reflects deductions for fees and expenses, but not taxes)	2.50	1.31
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96	14.16
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	2.65	2.00
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

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INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

INVESTMENT STRATEGIES
The Manager currently may allocate the Fund’s assets among the following strategies:

Manager/Subadviser	Investment Strategy
Blue Jay Capital Management, LLC	Health Care Equity Long/Short
Cramer Rosenthal McGlynn, LLC	Global Equity Long/Short
GAMCO Asset Management Inc.	Merger Arbitrage
Good Hill Partners LP	Asset-backed Securities
GSA Capital Partners LLP	Managed Futures
Levin Capital Strategies, L.P.	Event Driven
Neuberger Berman Investment Advisers LLC	Global Equity Long/Short
P/E Global, LLC	Global Macro
Portland Hill Asset Management Limited	European Event Driven and Equity Long/Short
Sound Point Capital Management, L.P.	Credit Long/Short
TPH Asset Management, LP	Energy Equity Long/Short

PORTFOLIO MANAGERS OF THE MANAGER
The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager). Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: equity swaps (exchanging the returns on an equity security for a fixed or a floating interest rate); interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); and credit default swaps (buying or selling protection against certain designated credit events).

REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on net income and gains distributed to shareholders, provided they comply with certain requirements of the Code. REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and

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administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.

Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies. The employment of hedging strategies, if any, in an attempt to mitigate risk may cause the Fund’s returns to be lower than if hedging had not been employed. In addition, hedging strategies may not perform as expected and could produce losses. Investment strategies and subadvisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times. During these circumstances, the Fund’s absolute return focus may not function as anticipated.

Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment and unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money. The expected gain on an individual arbitrage investment may be smaller than the possible loss.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Loan Obligations Risk. CLOs issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches that may otherwise absorb losses from defaults before senior tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the quality and type of the underlying loans and the tranche of the CLO in which the Fund invests. The complex structure of CLOs may produce disputes with the issuer or unexpected investment results. In addition, CLOs carry risks of fixed income securities, including, but not limited to, interest rate risk and credit risk.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of

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commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Agricultural Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.

Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.

Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.

Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.

Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Entities providing credit or liquidity support also may be affected by these types of changes.

Lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default

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affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Currency Risk. To the extent that the Fund invests in securities or other investments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. The Fund may not hedge currency risks in particular situations, even if suitable instruments are available. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. That risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This

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could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect the Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy. They include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

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ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react differently than expected to the event. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated. In addition, certain events, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

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The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Relatively small market fluctuations may result in large changes in the value of securities that may create leverage. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans,

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and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer may impact a market as a whole. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. A subadviser’s strategy may be out of favor at any time. In addition, because each subadviser makes its trading decisions independently, it is possible that the subadvisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Quantitative Investing Risk. Managed futures and global macro investment strategies employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.

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Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of a subadviser.

To a significant extent, the performance of a strategy that uses quantitative investment techniques will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s and/or the Subsidiary’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.

Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors. The subadvisers receive volumes of data from vendors, some of whom aggregate data from a variety of third party sources. Those data sources and the analytics generated by such data are continuously being updated and corrected. It is always possible and often likely that there is some amount of data that is not perfectly correct, thus resulting in a data error.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in the summer of 2015, stock markets in China suffered a significant downturn, which reduced the risk appetite for many investors in China. State involvement in the economy and stock markets in China is such that it has proven difficult to predict or gauge the growth prospects for the markets or economy, but the official statistics indicate a recent growth rate significantly lower than that in the early part of the decade.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be

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negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Furthermore, the apparent inability of political pundits to gauge correctly the outcome of some high-profile national elections may mean that future elections will be characterized by more uncertainty and hence a higher degree of market volatility. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.

REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Restricted Securities Risk. Restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may find it difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. At times, it also may be difficult to determine the fair value of such securities. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market

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conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Because one subadviser invests primarily in securities of companies in the health care sector, the Fund’s performance may be adversely affected by a downturn in that sector. Health care companies can be adversely affected by, among other things, legislative or regulatory changes, competitive challenges, product liability litigation, government approval or non-approval of products and services, and product obsolescence. They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies have thinly traded securities and the stock prices of these companies may be very volatile.

Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar

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to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund.

When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.

Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from a CFC (such as the Subsidiary) that earns income derived from commodities is qualifying income; the Service suspended the issuance of those rulings in July 2011. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those rulings concluded were qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual Earnings and Profits”) will qualify. Although the Fund currently does receive distributions from the Subsidiary out of its Annual Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing
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of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to shareholders as dividend income (and no part of such distributions would be taxable as long-term capital gain). In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Information about Additional Potential Principal Investment Strategies

The Portfolio Managers may allocate the Fund’s assets among one or more additional strategies, including the following strategies, in the future if a subadviser is selected for a strategy:

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Equity Market Neutral. This strategy takes long and short positions in equity securities in an attempt to generate an absolute return while seeking to minimize exposure to the risks of the general market. The subadviser will employ either a fundamental approach, relying on earnings and other financial data to pick long and short positions, or a model-driven approach, selecting long and short positions based on technical (i.e., market price movements) as well as fundamental factors. Holding periods for positions vary across subadvisers and can be as short as a day, which would result in high portfolio turnover.

Information about Additional Risks

As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending it will be subject to the additional risks associated with these practices.

Borrowing or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.

In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor (“Distributor”). Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business, including oversight of the subadvisers' investment activities. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager

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and the expenses paid directly by the Fund. Subject to the general oversight of the Board of Trustees, the Manager is responsible for managing the Fund in accordance with its investment objective and policies using the multi-strategy and multi-manager approach discussed in the “Principal Investment Strategies” section of this Prospectus, and making recommendations to the Board of Trustees with respect to the hiring, termination or replacement of the Fund’s subadvisers. Together, the Neuberger Berman affiliates manage approximately $255 billion in total assets (as of 12/31/2016) and continue an asset management history that began in 1939.

For the 12 months ended 10/31/2016, the management fees (i.e., advisory and administration fees) paid to the Manager were 1.92%, 1.92% and 1.81%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

A discussion regarding the basis for the approval of the Fund's investment advisory agreement and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report dated October 31, 2016.

Portfolio Managers

David Kupperman, Ph.D., is a Managing Director of the Manager. Prior to joining the firm in 2011, he was a partner and member of the investment committee at another asset management firm that focused on alternative investing and managing fund-of-hedge funds.

Jeffrey Majit, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2000.

Fred Ingham, ACA, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2005.

Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017. The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager).

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and the ownership of shares in the Fund for each Portfolio Manager.

Subadvisers

The Manager engages Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, GSA Capital Partners LLP, Levin Capital Strategies, L.P., P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. The Manager compensates the subadvisers out of the investment advisory fees it receives from the Fund. Each subadviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the subadvisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each subadviser’s adherence to its investment style. The Board of Trustees oversees the Manager and the subadvisers, approves procedures that the Manager must follow in its oversight of the subadvisers, and oversees the hiring, termination and replacement of subadvisers recommended by the Manager.

Blue Jay Capital Management, LLC (“Blue Jay”), located at 2121 Avenue of the Stars, Suite 2980, Los Angeles, California, 90067, manages the assets allocated to the health care equity long/short strategy. Blue Jay, which was founded in 2012, managed approximately $172.7 million in total assets as of December 31, 2016.

Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”), located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global equity long/short strategy. Cramer Rosenthal McGlynn, founded in 1973, provides investment advisory services for mutual funds, hedge funds and other products. As of December 31, 2016, Cramer Rosenthal McGlynn managed approximately $7.3 billion in total assets.

GAMCO Asset Management Inc. (“Gabelli”), located at One Corporate Center, Rye, NY 10580, manages the assets allocated to the merger arbitrage strategy. Gabelli is a subsidiary of GAMCO Investors, Inc., which is indirectly majority owned by Mario J. Gabelli. Gabelli, founded in 1977, is a diversified asset manager and financial services company managing assets for high net

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worth individuals, institutions and retail investors through a variety of investment products. As of December 31, 2016, Gabelli managed approximately $39.7 billion in total assets.

Good Hill Partners LP (“Good Hill”), located at 1599 One Greenwich Office Park, Greenwich, CT 06831, manages the assets allocated to the mortgaged-backed securities and asset-backed securities strategy. Good Hill, founded by Franklin J. Collins IV and Brant Brooks in 2006, specializes in fixed income securities and provides investment management services on a discretionary basis to private investment vehicles and separately managed accounts as well as the Fund. As of December 31, 2016, Good Hill managed approximately $1.3 billion in total assets.

GSA Capital Partners LLP (“GSA Capital”), located at Stratton House, 5 Stratton Street, London W1J 8LA, United Kingdom, manages the assets allocated to the managed futures strategy. GSA Capital is a registered investment adviser providing asset management services since 2005. As of December 31, 2016, GSA Capital managed approximately $6.61 billion in total assets.

Levin Capital Strategies, LP (“Levin Capital Strategies”), located at 595 Madison Avenue, 17th Floor, New York, NY 10022, manages the assets allocated to the event driven strategy. Levin Capital Strategies, founded in 2005, is a registered investment adviser. As of December 31, 2016, Levin Capital Strategies managed approximately $7.4 billion in total assets.

P/E Global, LLC (“P/E Global”), located at 75 State Street, 31st Floor, Boston, Massachusetts 02109, manages the assets allocated to the global macro strategy. P/E Global is a registered investment adviser providing asset management services since 1995. As of January 1, 2017, P/E Global managed approximately $4.1 billion in total assets.

Portland Hill Asset Management Limited (“Portland Hill”), located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, manages the assets allocated to the European event driven and equity long/short strategy. Portland Hill, which was formed in 2011, managed approximately $813.6 million in total assets as of December 31, 2016.

Sound Point Capital Management, L.P. (“Sound Point Capital”), located at 375 Park Avenue, New York, NY 10152, manages the assets allocated to the stressed and distressed credit strategy. Sound Point Capital is a registered investment adviser. As of December 31, 2016, Sound Point Capital managed approximately $10.5 billion in total assets.

TPH Asset Management, LP (“TPH”), located at Heritage Plaza, 1111 Bagby, Suite 4920, Houston, Texas 77002, manages the assets allocated to the energy equity long short strategy. TPH’s parent company, Perella Weinberg Partners was founded in 2006. TPH is a registered investment adviser. As of December 31, 2016, TPH managed approximately $1.7 billion in assets.

The Manager and the Fund have obtained an exemptive order from the SEC that permits the Manager to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.

About the Fund’s Wholly Owned Subsidiary

The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager and the subadviser selects the Subsidiary’s investments pursuant to a sub-advisory agreement with the Manager. Under this agreement, the Manager and the subadviser provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to the Fund.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.

The Subsidiary will bear the fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.

Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.

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Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Absolute Return Multi-Manager Fund—Class A

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.99	10.82	10.92	10.40
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.09)		(0.12)	(0.04)	(0.08)	(0.02)
Net gains (losses)—realized and unrealized	0.08		0.99	0.21	(0.18)	(0.18)
Subtotal: income (loss) from investment operations	(0.01)		0.87	0.17	(0.26)	(0.20)
Minus:
Distributions to shareholders
Income dividends	—		—	—	0.03	—
Net capital gain distributions	—		0.04	0.07	0.23	0.10
Subtotal: distributions to shareholders	—		0.04	0.07	0.26	0.10
Equals:
Share price (NAV) at end of year	9.99		10.82	10.92	10.40	10.10
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.

Net expenses — actual	3.22	(4)(7)	2.62	2.90	3.06	3.13
Net expenses (excluding expenses on securities sold short) — actual	2.81	(4)(7)	2.34	2.38	2.33	2.33
Gross expenses(2)	8.67	(4)(7)	3.27	3.02	3.06	3.20
Gross expenses (excluding expenses on securities sold short)(2)	8.26	(4)(7)	2.99	2.49	2.33	2.40
Net investment income (loss) — actual	(2.02	)(4)(7)	(1.17)	(0.40)	(0.71)	(0.16)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(0.10	)(5)	8.70	1.60	(2.47)	(1.91)
Net assets at end of year (in millions of dollars)	1.8		124.7	242.2	210.6	62.9
Portfolio turnover rate (including securities sold short)(%)	270	(5)	421	329	433	485
Portfolio turnover rate (excluding securities sold short)(%)	213	(5)	330	257	452	474

(1)	Period from 5/15/2012 (beginning of operations) to 10/31/2012.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

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Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Absolute Return Multi-Manager Fund—Class C

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.95	10.71	10.72	10.15
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.13)		(0.21)	(0.13)	(0.16)	(0.09)
Net gains (losses)—realized and unrealized	0.08		1.01	0.21	(0.18)	(0.18)
Subtotal: income (loss) from investment operations	(0.05)		0.80	0.08	(0.34)	(0.27)
Minus:
Distributions to shareholders
Income dividends	—		—	—	—	—
Net capital gain distributions	—		0.04	0.07	0.23	0.10
Subtotal: distributions to shareholders	—		0.04	0.07	0.23	0.10
Equals:
Share price (NAV) at end of year	9.95		10.71	10.72	10.15	9.78
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.

Net expenses — actual	3.94	(4)(7)	3.38	3.66	3.81	3.89
Net expenses (excluding expenses on securities sold short) — actual	3.56	(4)(7)	3.09	3.15	3.08	3.08
Gross expenses(2)	13.12	(4)(7)	4.01	3.77	3.81	3.96
Gross expenses (excluding expenses on securities sold short)(2)	12.74	(4)(7)	3.72	3.26	3.08	3.15
Net investment income (loss) — actual	(2.86	)(4)(7)	(1.94)	(1.18)	(1.48)	(0.96)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(0.50	)(5)	8.03	0.77	(3.21)	(2.66)
Net assets at end of year (in millions of dollars)	0.2		21.3	95.3	87.1	40.9
Portfolio turnover rate (including securities sold short)(%)	270	(5)	421	329	433	485
Portfolio turnover rate (excluding securities sold short)(%)	213	(5)	330	257	452	474

(1)	Period from 5/15/2012 (beginning of operations) to 10/31/2012.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

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Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Absolute Return Multi-Manager Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		10.00	10.86	11.00	10.47
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.08)		(0.08)	(0.01)	(0.04)	0.02
Net gains (losses)—realized and unrealized	0.08		1.00	0.22	(0.19)	(0.18)
Subtotal: income (loss) from investment operations	—		0.92	0.21	(0.23)	(0.16)
Minus:
Distributions to shareholders
Income dividends	—		0.02	—	0.07	0.03
Net capital gain distributions	—		0.04	0.07	0.23	0.10
Subtotal: distributions to shareholders	—		0.06	0.07	0.30	0.13
Equals:
Share price (NAV) at end of year	10.00		10.86	11.00	10.47	10.18
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.

Net expenses — actual	2.81	(4)(7)	2.30	2.55	2.71	2.78
Net expenses (excluding expenses on securities sold short) — actual	2.45	(4)(7)	2.01	2.04	1.97	1.97
Gross expenses(2)	7.86	(4)(7)	2.89	2.64	2.71	2.83
Gross expenses (excluding expenses on securities sold short)(2)	7.50	(4)(7)	2.60	2.13	1.97	2.02
Net investment income (loss) — actual	(1.81	)(4)(7)	(0.74)	(0.10)	(0.40)	0.18
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	0.00	(5)	9.19	1.96	(2.10)	(1.57)
Net assets at end of year (in millions of dollars)	33.2		324.3	1,275.3	1,343.3	485.8
Portfolio turnover rate (including securities sold short)(%)	270	(5)	421	329	433	485
Portfolio turnover rate (excluding securities sold short)(%)	213	(5)	330	257	452	474

(1)	Period from 5/15/2012 (beginning of operations) to 10/31/2012
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.

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YOUR INVESTMENT

Shares of the Fund generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC, the Fund's Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.

Choosing a Share Class

The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares

■	how much you intend to invest

■	total expenses associated with owning shares of each class

■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future

■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Fund's Distributor, are under “Buying Shares.”

Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).

When you buy shares—Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.

Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

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In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.

If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.

Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus (if applicable). Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

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When you exchange shares—There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies— Under certain circumstances, the Fund reserves the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

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■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.

The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Fund described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

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Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments. If your financial intermediary receives such payments, these payments may create an incentive for your financial intermediary or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Internet Access

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each Institutional Class share of the Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, the Fund pays you the full share price when you sell Institutional Class shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

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The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.

The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

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Privileges and Services

If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

Sales Charges

Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).

The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.

Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

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Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that the Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund’s plans of distribution.

Sales Charge Reductions and Waivers

Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.

Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.

Class A shares of the Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate of their eligibility in advance of purchase:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;

2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;

3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;

4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);

5.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

6.	insurance company separate accounts;

7.	NB Group and its affiliated companies;

8.
an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;

9.
financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

10.
Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the

44

Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;

11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;

12.
Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Fund's shares are offered at NAV on such IRA platform; and

13.	Qualified Tuition Programs under Section 529 of the Code.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.

Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:

■
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

■
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).

Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gain distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.

Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■	tax-free returns of excess contributions to IRAs

■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names

46

of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.

■	distributions from an IRA upon the shareholder’s attainment of age 59½

■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) (annually the 12% limit):

(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and

(ii) redemptions through a systematic withdrawal plan (SWP) established directly with the Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.

Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

47

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.

How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

48

Buying Shares Before a Distribution

The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.

Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

49

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

50

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions

51

Selling Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days
Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

52

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after the end of each calendar quarter.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

No earlier than five business days after quarter-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Fund.

53

Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch:
 Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund

A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on this Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
 Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-21715
 M0110 04/17

Neuberger Berman Alternative and Multi-Asset Class Funds

	Class A	Class C	Institutional Class
Neuberger Berman Long Short Multi-Manager Fund	NLMAX	NLMCX	NLMIX

Prospectus February 28, 2017, as amended April 10, 2017

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN ALTERNATIVE AND MULTI-ASSET CLASS FUNDS
Fund Summary
Neuberger Berman Long Short Multi-Manager Fund	2
Descriptions of Certain Practices and Security Types	13
Additional Information about Principal Investment Risks	14
Information about Additional Risks	23
Descriptions of Indices	24
Management of the Fund	24
Financial Highlights	26

YOUR INVESTMENT
Choosing a Share Class	29
Maintaining Your Account	30
Share Prices	34
Privileges and Services	35
Sales Charges	36
Sales Charge Reductions and Waivers	37
Distributions and Taxes	40
Grandfathered Investors	42
Buying Shares—Grandfathered Investors	44
Selling Shares—Grandfathered Investors	45
Market Timing Policy	46
Portfolio Holdings Policy	46
Fund Structure	46
Appendix A	A-1

Fund Summary
Neuberger Berman Long Short Multi-Manager Fund
Class A Shares (NLMAX), Class C Shares (NLMCX), Institutional Class Shares (NLMIX)

GOAL
The Fund seeks long-term capital appreciation with a secondary objective of principal preservation.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 37 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.96	1.96	1.85
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	2.72	2.74	2.70
Other expenses	1.65	1.65	1.61
Dividend and interest expenses relating to short sales	1.07	1.09	1.09
Acquired fund fees and expenses	0.08	0.08	0.08
Total annual operating expenses	5.01	5.78	4.63
Fee waiver and/or expense reimbursement	1.53	1.53	1.49
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	3.48	4.25	3.14
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 2.33%, 3.08% and 1.97% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

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Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$905	$1,582	$2,570	$5,039
Class C (assuming redemption)	$527	$1,289	$2,462	$5,316
Class C (assuming no redemption)	$427	$1,289	$2,462	$5,316
Institutional Class	$317	$969	$1,951	$4,438

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 786% of the average value of its portfolio when including securities that were sold short and 752% of the average value of its portfolio when excluding securities that were sold short.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its goal by allocating its assets to multiple subadvisers that employ a variety of investment strategies focused on taking long and short positions in the global securities markets. The Portfolio Managers are responsible for selecting each subadviser and for determining the amount of Fund assets to allocate to each subadviser. The Portfolio Managers allocate Fund assets to subadvisers whose strategy the Portfolio Managers believe, when combined to form a single portfolio, can provide attractive risk-adjusted returns over the long term.

The Portfolio Managers allocate Fund assets among subadvisers in an effort to provide for overall investment diversification with the aim of decreasing the Fund’s sensitivity to market fluctuations. The Portfolio Managers review a range of qualitative and quantitative factors when determining the allocations to subadvisers, including each subadviser’s investment style and historical performance, and the holdings in the subadviser’s allocated assets.

The investment strategies that the subadvisers will utilize primarily involve taking long and short positions in equity securities of companies of any market capitalization throughout the world based on whether the subadviser believes the securities are likely to increase or decrease in value, respectively. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”) and other real estate companies (i.e., direct investment in companies) and exchange traded funds (“ETFs”). Some subadvisers may focus on certain sectors of the market or geographic locations, while others may invest across any sectors they find attractive. One subadviser focuses its long/short equity strategy on the health care sector; and another subadviser focuses its long/short equity strategy on the energy sector. Additionally, one subadviser’s strategy invests globally with a focus on equity securities of European companies. The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.

Certain investment strategies employed by the subadvisers may also involve taking long and short positions in debt securities, which may include debt securities of governments throughout the world as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world, below investment grade debt securities (commonly known as “junk bonds”), convertible bonds, loans, loan participations, and private placements, and foreign currencies.
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Additionally, certain subadvisers will also employ a long short strategy focused on event driven investing. Event driven investing is a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The event driven portion of one subadviser’s strategy invests globally with a focus on equity securities of European companies. The types of event driven strategies that the Fund will utilize are:

Merger (Risk) Arbitrage. This strategy consists primarily of making investments that the subadviser expects will benefit from the successful completion of a merger or acquisition. The subadviser typically buys the stock of a target company after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the subadviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the subadviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite positions. The subadviser may invest not only in announced transactions but also in anticipation of transactions. It is currently anticipated that the subadviser will invest in both announced transactions and in anticipation of transactions.

Global Equity Restructurings Long/Short. This strategy involves examining companies for the prospect of a variety of potential restructurings. The subadviser primarily takes either a long or a short position in equity securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. The subadviser may not focus on all types of restructurings and may focus only on certain types of restructurings.

The Fund also may use derivatives and may use four primary categories of derivatives: (i) futures contracts based on indices, currencies and/or U.S. government bonds; (ii) swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); (iii) call and put options on securities and indices including writing (selling) calls or writing (selling) puts on securities and indices and (iv) forward currency contracts. Any of these derivatives may be used in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A subadviser may choose not to hedge its positions.

The Portfolio Managers also may allocate the Fund’s assets to certain additional strategies in the future.

Based on the Portfolio Managers' ongoing evaluation of the subadvisers, they may adjust allocations among subadvisers or make recommendations to the Fund’s Board of Trustees with respect to the hiring, termination or replacement of subadvisers. In recommending new subadvisers to the Fund’s Board of Trustees, the Portfolio Managers consider numerous factors, including, but not limited to, the subadviser’s investment style, the reputation of the subadviser, the depth and experience of its investment team, the demonstrated ability of the subadviser to implement its investment strategy, the consistency of past returns, and the subadviser’s policies and procedures to monitor and take into account risk.

When the Portfolio Managers or a subadviser anticipates adverse market, economic, political or other conditions, or receives large cash inflows, the Fund may temporarily depart from its goal and invest in cash or cash equivalent instruments or leave a significant portion of its assets uninvested for defensive purposes. The Fund currently expects to use money market mutual funds for this purpose. If the Fund does so, it may not achieve its goal. The Portfolio Managers retain investment discretion to invest Fund assets directly and may do so for defensive purposes or in the event a subadviser is terminated and a new subadviser has not yet been hired. When the Portfolio Managers are making direct investments for the Fund they will invest primarily in ETFs and affiliated and unaffiliated registered investment companies but may also invest in individual equity and debt securities. The Portfolio Managers may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates) and futures contracts based on indices for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.
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The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets together with the Manager's and Subadviser's evaluation of these developments. The Fund’s use of short sales and derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

A subadviser may use strategies intended to protect against losses (i.e., hedged strategies), but there is no guarantee that such hedged strategies will be used or, if used, that they will protect against losses, perform better than non-hedged strategies or provide consistent returns.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Manager’s allocation decisions. There can be no guarantee that the Manager or the subadvisers will be successful in their attempts to manage the risk exposure of the Fund.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment and unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money. The expected gain on an individual arbitrage investment may be smaller than the possible loss.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make
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required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or the market may react differently than expected to the event. Certain events, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the
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Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more

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volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt a subadviser’s investment program if it abruptly changes pricing relationships on which the subadviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a subadviser was basing its investment strategy.

Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

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In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and perform differently than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, and tax and other government regulations.

Because one subadviser invests primarily in securities of companies in the health care sector, the Fund’s performance may be adversely affected by a downturn in that sector. Health care companies can be adversely affected by, among other things, legislative or regulatory changes, competitive challenges, product liability litigation, government approval or non-approval of products and

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services, and product obsolescence. They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies have thinly traded securities and the stock prices of these companies may be very volatile.

Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q3 '16, 4.48%
Worst quarter:    Q3 '15, -7.37%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16
Long Short Multi-Manager Fund	1 Year	Since Inception (12/19/2013)
Institutional Class Return Before Taxes	-0.52	-0.42
Institutional Class Return After Taxes on Distributions	-0.52	-0.82
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-0.30	-0.42
Class A Return Before Taxes	-6.64	-2.69
Class C Return Before Taxes	-2.59	-1.49
HFRX Equity Hedge Index (reflects deductions for fees and expenses, but not taxes)	0.10	0.15
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96	9.52
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

INVESTMENT STRATEGIES
The Manager currently may allocate the Fund’s assets among the following subadvisers:
Subadviser	Investment Strategy
Blue Jay Capital Management, LLC	Health Care Equity Long/Short
Cramer Rosenthal McGlynn, LLC	Global Equity Long/Short
Lazard Asset Management LLC	Fundamental Equity Long/Short
Portland Hill Asset Management Limited	European Event Driven and Equity Long/Short
TPH Asset Management, LP	Energy Equity Long/Short

11 Long Short Multi-Manager Fund

PORTFOLIO MANAGERS OF THE MANAGER
The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager) and Jeffrey Majit (Managing Director of the Manager). Each of the Portfolio Managers has managed the Fund since its inception in 2013.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: equity swaps (exchanging the returns on an equity security for a fixed or a floating interest rate); interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); and credit default swaps (buying or selling protection against certain designated credit events).

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace

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the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund.

REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on net income and gains distributed to shareholders, provided they comply with certain requirements of the Code. REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.

Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment and unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money. The expected gain on an individual arbitrage investment may be smaller than the possible loss.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Entities providing credit or liquidity support also may be affected by these types of changes.

Lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Currency Risk. To the extent that the Fund invests in securities or other investments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political

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developments in the U.S. or abroad. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. The Fund may not hedge currency risks in particular situations, even if suitable instruments are available. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. That risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the

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Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect the Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react differently than expected to the event. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated. In addition, certain events, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the
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markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
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Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Relatively small market fluctuations may result in large changes in the value of securities that may create leverage. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of

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leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer may impact a market as a whole. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. A subadviser’s strategy may be out of favor at any time. In addition, because each subadviser makes its trading decisions independently, it is possible that the subadvisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

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Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in the summer of 2015, stock markets in China suffered a significant downturn, which reduced the risk appetite for many investors in China. State involvement in the economy and stock markets in China is such that it has proven difficult to predict or gauge the growth prospects for the markets or economy, but the official statistics indicate a recent growth rate significantly lower than that in the early part of the decade.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Furthermore, the apparent inability of political pundits to gauge correctly the outcome of some high-profile national elections may mean that future elections will be characterized by more uncertainty and hence a higher degree of market volatility. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash

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flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.

REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

Restricted Securities Risk. Restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may find it difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. At times, it also may be difficult to determine the fair value of such securities. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if
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the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Because one subadviser invests primarily in securities of companies in the health care sector, the Fund’s performance may be adversely affected by a downturn in that sector. Health care companies can be adversely affected by, among other things, legislative or regulatory changes, competitive challenges, government approval or non-approval of products and services, and product obsolescence. They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the health care company’s market value and/or share price. Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and may have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies may be very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund.

When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

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In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Information about Additional Risks

As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, to the extent that the Fund engages in borrowing or securities lending it will be subject to the additional risks associated with these practices.

Borrowing or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.

In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets
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uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The HFRX Equity Hedge Index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor (“Distributor”). Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business, including oversight of the subadvisers' investment activities. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Subject to the general oversight of the Board of Trustees, the Manager is responsible for managing the Fund in accordance with its investment objective and policies using the multi-strategy and multi-manager approach discussed in the “Principal Investment Strategies” section of this Prospectus, and making recommendations to the Board of Trustees with respect to the hiring, termination or replacement of the Fund’s subadvisers. Together, the Neuberger Berman affiliates manage approximately $255 billion in total assets (as of 12/31/2016) and continue an asset management history that began in 1939.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

For the 12 months ended 10/31/16, the management fees (i.e., advisory and administration fees) paid to the Manager were 1.96%, 1.96% and 1.85%, respectively, of average net assets for Class A, Class C and Institutional Class.

A discussion regarding the basis for the approval of the Fund's investment advisory agreement and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report dated October 31, 2016.

Portfolio Managers

David Kupperman, Ph.D., is a Managing Director of the Manager. Prior to joining the firm in 2011, he was a partner and member of the investment committee at another asset management firm that focused on alternative investing and managing fund-of-hedge funds.

Jeffrey Majit, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2000.

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Each of the Portfolio Managers has managed the Fund since its inception in 2013.

Please see the Statement of Additional Information for additional information about Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and the ownership of shares in the Fund for each Portfolio Manager.

Subadvisers

The Manager engages Blue Jay Capital Management, LLC, LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Portland Hill Asset Management Limited and TPH Asset Management, LP as subadvisers to provide investment management services. The Manager compensates the subadvisers out of the investment advisory fees it receives from the Fund. Each subadviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the subadvisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each subadviser’s adherence to its investment style. The Board of Trustees oversees the Manager and the subadvisers, approves procedures that the Manager must follow in its oversight of the subadvisers, and oversees the hiring, termination and replacement of subadvisers recommended by the Manager.

Blue Jay Capital Management, LLC (“Blue Jay”), located at 2121 Avenue of the Stars, Suite 2980, Los Angeles, California, 90067, manages the assets allocated to the health care equity long/short strategy. Blue Jay, which was founded in 2012, managed approximately $172.7 million in total assets as of December 31, 2016.

Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”), located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global equity long/short strategy. Cramer Rosenthal McGlynn, founded in 1973, provides investment advisory services for mutual funds, hedge funds and other products. As of December 31, 2016, Cramer Rosenthal McGlynn managed approximately $7.3 billion in total assets.

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, manages assets allocated to the fundamental equity long/short strategy. Lazard is a registered investment adviser providing asset management services since 1970. As of December 31, 2016, Lazard, along with asset management affiliates in the Lazard Group, managed approximately $178.95 billion in total assets.

Portland Hill Asset Management Limited (“Portland Hill”), located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, manages the assets allocated to the European event driven and equity long/short strategy. Portland Hill, which was formed in 2011, managed approximately $813.6 million in total assets as of December 31, 2016.

TPH Asset Management, LP (“TPH”), located at Heritage Plaza, 1111 Bagby, Suite 4920, Houston, Texas 77002, manages the assets allocated to the energy equity long short strategy. TPH’s parent company, Perella Weinberg Partners was founded in 2006. TPH is a registered investment adviser. As of December 31, 2016, TPH managed approximately $1.7 billion in assets.

The Manager and the Fund have obtained an exemptive order from the SEC that permits the Manager to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.
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Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Multi-Manager Fund—Class A

YEAR ENDED OCTOBER 31,	2014	(1)	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		10.36	10.01
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.15)		(0.19)	(0.11)
Net gains (losses)—realized and unrealized	0.51		(0.09)	(0.10)
Subtotal: income (loss) from investment operations	0.36		(0.28)	(0.21)
Minus:
Distributions to shareholders
Income dividends	—		—	—
Net capital gain distributions	—		0.07	0.28
Subtotal: distributions to shareholders	—		0.07	0.28
Equals:
Share price (NAV) at end of year	10.36		10.01	9.52
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	2.99	(4)(7)	3.23	3.40
Net expenses (excluding dividend and interest expenses on securities sold short)—actual	2.42	(4)(7)	2.33	2.33
Gross expenses(2)	5.87	(4)(7)	4.58	4.93
Gross expenses (excluding dividend and interest expenses on securities sold short)(2)	5.30	(4)(7)	3.68	3.86
Net investment income (loss)—actual	(1.66	)(4)(7)	(1.79)	(1.14)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	3.60	(5)	(2.71)	(2.09)
Net assets at end of year (in millions of dollars)	0.9		1.2	0.4
Portfolio turnover rate (including securities sold short)(%)	293	(5)	536	752
Portfolio turnover rate (excluding securities sold short)(%)	168	(5)	570	786

(1)	Period from 12/19/2013 (beginning of operations) to 10/31/2014.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

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Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Multi-Manager Fund—Class C

YEAR ENDED OCTOBER 31,	2014	(1)	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		10.29	9.87
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.21)		(0.26)	(0.18)
Net gains (losses)—realized and unrealized	0.50		(0.09)	(0.10)
Subtotal: income (loss) from investment operations	0.29		(0.35)	(0.28)
Minus:
Distributions to shareholders
Income dividends	—		—	—
Net capital gain distributions	—		0.07	0.28
Subtotal: distributions to shareholders	—		0.07	0.28
Equals:
Share price (NAV) at end of year	10.29		9.87	9.31
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	3.73	(4)(7)	4.00	4.17
Net expenses (excluding dividend and interest expenses on securities sold short)—actual	3.15	(4)(7)	3.08	3.08
Gross expenses(2)	8.18	(4)(7)	5.38	5.69
Gross expenses (excluding dividend and interest expenses on securities sold short)(2)	7.59	(4)(7)	4.46	4.61
Net investment income (loss)— actual	(2.34	)(4)(7)	(2.52)	(1.96)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	2.90	(5)	(3.41)	(2.84)
Net assets at end of year (in millions of dollars)	0.3		1.3	0.7
Portfolio turnover rate (including securities sold short)(%)	293	(5)	536	752
Portfolio turnover rate (excluding securities sold short)(%)	168	(5)	570	786

(1)	Period from 12/19/2013 (beginning of operations) to 10/31/2014.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

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Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Multi-Manager Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2014	(1)	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		10.39	10.06
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.11)		(0.15)	(0.09)
Net gains (losses)—realized and unrealized	0.50		(0.09)	(0.09)
Subtotal: income (loss) from investment operations	0.39		(0.24)	(0.18)
Minus:
Distributions to shareholders
Income dividends	—		0.02	0.01
Net capital gain distributions	—		0.07	0.28
Subtotal: distributions to shareholders	—		0.09	0.29
Equals:
Share price (NAV) at end of year	10.39		10.06	9.59
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	2.64	(4)(7)	2.86	3.06
Net expenses (excluding dividend and interest expenses on securities sold short)—actual	2.05	(4)(7)	1.97	1.97
Gross expenses(2)	5.09	(4)(7)	4.15	4.55
Gross expenses (excluding dividend and interest expenses on securities sold short)(2)	4.50	(4)(7)	3.26	3.46
Net investment income (loss)—actual	(1.26	)(4)(7)	(1.46)	(0.95)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	3.90	(5)	(2.36)	(1.75)
Net assets at end of year (in millions of dollars)	30.8		33.5	22.2
Portfolio turnover rate (including securities sold short)(%)	293	(5)	536	752
Portfolio turnover rate (excluding securities sold short)(%)	168	(5)	570	786

(1)	Period from 12/19/2013 (beginning of operations) to 10/31/2014.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.

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YOUR INVESTMENT

Shares of the Fund generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC, the Fund's Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.

Choosing a Share Class

The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares

■	how much you intend to invest

■	total expenses associated with owning shares of each class

■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future

■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Fund's Distributor, are under “Buying Shares.”

Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).

When you buy shares—Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.

Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.
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In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.

If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.

Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus (if applicable). Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

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When you exchange shares—There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies— Under certain circumstances, the Fund reserves the right to:

■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

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■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.

The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Fund described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the

33

Distributor and/or its affiliates, and the recipients of these payments. If your financial intermediary receives such payments, these payments may create an incentive for your financial intermediary or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Internet Access

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each Institutional Class share of the Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, the Fund pays you the full share price when you sell Institutional Class shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.

The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after

34

your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Privileges and Services

If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

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Sales Charges

Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).

The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.

Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or

36

the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that the Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund’s plans of distribution.

Sales Charge Reductions and Waivers

Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.

Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.

Class A shares of the Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate of their eligibility in advance of purchase:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;

2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;

3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;

4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);

5.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

6.	insurance company separate accounts;

7.	NB Group and its affiliated companies;

8.
an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;

9.
financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

10.
Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;

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11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;

12.
Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Fund's shares are offered at NAV on such IRA platform; and

13.	Qualified Tuition Programs under Section 529 of the Code.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.

Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:

■
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

■
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales

38

charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).

Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gain distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.

Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■	tax-free returns of excess contributions to IRAs

■
redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.

■	distributions from an IRA upon the shareholder’s attainment of age 59½

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■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) (annually the 12% limit):

(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and

(ii) redemptions through a systematic withdrawal plan (SWP) established directly with the Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.

Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are
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subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.

How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
41

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.

Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.
42

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

43

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions

44

Selling Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days
Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

45

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after the end of each calendar quarter.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

No earlier than five business days after quarter-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Fund.
46

Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch:
 Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund

A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on this Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
 Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-21715
 N0397 04/17

Neuberger Berman Alternative and Multi-Asset Class Funds
	Class A	Class C	Institutional Class
Neuberger Berman Hedged Option Premium Strategy Fund	NHOAX	NHOCX	NHOIX
Prospectus April 4, 2017, as amended April 10, 2017
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summary
Neuberger Berman Hedged Option Premium Strategy Fund	2
Descriptions of Certain Practices and Security Types	9
Additional Information about Principal Investment Risks	9
Information about Additional Risks	14
Management of the Fund	14
Financial Highlights	16
Your Investment
Choosing a Share Class	17
Maintaining Your Account	18
Share Prices	22
Privileges and Services	24
Sales Charges	24
Sales Charge Reductions and Waivers	25
Distributions and Taxes	28
Grandfathered Investors	30
Buying Shares—Grandfathered Investors	32
Selling Shares—Grandfathered Investors	33
Market Timing Policy	34
Portfolio Holdings Policy	34
Fund Structure	34
Appendix A	A-1

Fund Summary
Neuberger Berman Hedged Option Premium Strategy Fund
Class A Shares (NHOAX), Class C Shares (NHOCX), Institutional Class Shares (NHOIX)
GOAL
The Fund seeks long-term growth of capital and income generation with limited correlation to equity markets.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 25 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).
	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.71	0.71	0.60
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses[2]	0.82	0.82	0.82
Total annual operating expenses	1.78	2.53	1.42
Fee waiver and/or expense reimbursement	0.77	0.77	0.77
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.01	1.76	0.65
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Other expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.01%, 1.76% and 0.65% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.01%, 1.76% and 0.65% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
2 Hedged Option Premium Strategy Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years
Class A	$672	$878
Class C (assuming redemption)	$279	$554
Class C (assuming no redemption)	$179	$554
Institutional Class	$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, on exchange traded funds (“ETFs”) or on equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written.
A put option gives the purchaser the right to sell the underlying asset at a specific price (i.e., the strike price) at or prior to a specific date. Conversely, a call option gives the purchaser the right to buy the underlying asset at a specific price (i.e., strike price) at or prior to a specific date. An “out of the money” option means that the strike price of the option will be above (for a call) or below (for a put) the current market price of the underlying reference asset when written. Out of the money options are generally less expensive than options of the same expiration date with a strike price at or near the current market price. The Fund (a) sells put option spreads (which involve the sale of put options (short puts) with the simultaneous purchase of an equal number of put options (long puts), with the latter having a lower out of the money strike price and a time to expiration equal to or greater than the short puts); and (b) sells call option spreads (which involve the sale of call options (short calls) with the simultaneous purchase of an equal number of call options (long calls) with the latter having a higher out of the money strike price and a time to expiration equal to or greater than the short calls). Each of the option spreads described in (a) or (b) above are written with respect to the same reference asset, with the intention that both the upside and downside exposures are limited by the difference in the strike price (i.e., the spread) between the short and long positions (i.e., hedged).
In an effort to diversify exposures and limit volatility, the Fund will sell put and call option spreads at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call option spreads can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options spread strategy so that the premiums it receives are greater than the amounts paid out. The premium the Fund receives (or pays) when it sells (or purchases) an option is the price at which the option is currently quoted on the applicable market. The premium may reflect, among other things, the current market price of the underlying reference asset, the relationship of the strike price to the market price, the historical and/or implied price volatility of the underlying reference asset, the time to expiration, the general supply of and demand for credit, and the interest rate environment.
As further described in the following paragraphs, the Fund’s investment strategy of writing the option spreads with respect to the same reference asset but with different strike prices is intended to result in a reduced correlation to the underlying reference asset (e.g., broad-based U.S. equity indices).
When the equity markets are down under normal market conditions, it is anticipated that the call option spreads sold by the Fund would earn a profit as the call options it sold would go unexercised and the Fund would earn the full premium upon the expiration or a portion of the premium upon the call option’s early termination (collectively, the “premium”), less the amount the Fund paid in premiums for the call options it purchased on the same underlying instrument. It is also anticipated that the Fund
3 Hedged Option Premium Strategy Fund

would incur losses on the put option spreads it sold as the Fund’s put options it sold (short puts) would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price; however, this payment amount can be limited or partially offset by the premium the Fund collected on selling the short put and any amount the Fund receives from exercising the put option it bought on the same underlying instrument minus the premium it paid.
When equity markets are up under normal market conditions, it is anticipated that the Fund would incur losses on the call option spreads it sold as the call options it sold would be exercised, and the Fund would pay the option buyer the difference between the strike price and the market price of the underlying instrument; however, this payment amount can be limited or partially offset by the premium the Fund collected from the short calls and by the amount it collects from exercising the call options it bought on the same underlying instrument minus the premium it paid. It is also anticipated that the Fund would earn a profit on the put option spreads it sold as the put options it sold would go unexercised and the Fund would earn the premium less the amount the Fund paid in premium for the put options it bought on the same underlying asset.
The Portfolio Manager will select option investments based on his estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates.
The Fund may also purchase and write call and put options that are not part of an options spread for speculative purposes, to enhance returns and as a means of further hedging. Such options may include options on indices, ETFs and securities, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls on securities (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund’s written put options that are not part of an options spread will typically be fully collateralized.
The Fund’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, bank certificates of deposit, mortgage-backed securities and asset-backed securities. The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. The premiums received by the Fund for writing options also will generally be invested in fixed income instruments, money market mutual funds and ETFs. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount (i.e., the aggregate market value of the underlying reference asset) of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs; thus its investments in options generally will not constitute a significant amount of its total assets, even though its notional exposure may equal or exceed 100% of the Fund’s total assets.
While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets and the Portfolio Manager's evaluation of those developments. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
4 Hedged Option Premium Strategy Fund

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Derivatives Risk. Derivatives, such as options, involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing call and put option spreads on underlying instruments, the Fund’s returns over each will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s share price. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s strategy may not perform as anticipated.
By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase.
5 Hedged Option Premium Strategy Fund

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.
Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.
Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.
Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
6 Hedged Option Premium Strategy Fund

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.
Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
7 Hedged Option Premium Strategy Fund

Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGER
Derek Devens, CFA, Managing Director, joined the firm in 2016 and has been a Portfolio Manager for the Fund since its inception in 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
8 Hedged Option Premium Strategy Fund

Descriptions of Certain Practices and Security Types
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.
Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Entities providing credit or liquidity support also may be affected by these types of changes.
Lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.
Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. That risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.
Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.
Additional risks associated with certain types of derivatives are discussed below:
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at a strike price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Equity-Linked Investment Risk. Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment -- which is different from the issuer of the underlying investment -- may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when the Fund wishes to sell them.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Relatively small market fluctuations may result in large changes in the value of securities that may create leverage. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategy in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing models that assist in allocating the Fund’s assets. Fund performance will also be affected by the fundamental analysis and inputs regarding investments. Models may be employed that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer may impact a market as a whole. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.
Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.
In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.
Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Furthermore, the apparent inability of political pundits to gauge correctly the outcome of some high-profile national elections may mean that future elections will be characterized by more uncertainty and hence a higher degree of market volatility. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S.

Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had held fair-valued securities or had used a different valuation methodology. The value of fixed income securities may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should the Fund engage in borrowing or securities lending or invests in foreign securities, it will be subject to the additional risks associated with these practices and securities.
Borrowing or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.
Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.
In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
Please see the Statement of Additional Information for more information.
Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor (“Distributor”). Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $255 billion in total assets (as of 12/31/2016) and continue an asset management history that began in 1939.
Neither this prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without first obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. It is not expected that the Manager would normally recommend replacement of an affiliated subadviser as part of its oversight responsibilities. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.
The Fund will pay the Manager a fee at the annual rate of 0.45% of the Fund’s average daily net assets for investment advisory services. Each of Class A, Class C and Institutional Class of the Fund pays the Manager fees at the annual rate of 0.26%, 0.26% and 0.15% respectively, of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
Portfolio Manager
Neuberger Berman Hedged Option Premium Strategy Fund
Derek Devens, CFA is a Managing Director of the Manager. Mr. Devens joined the firm in 2016 and is a Senior Portfolio Manager of the Options Group. He has managed the Fund since its inception in 2017. Prior to joining the firm, he was a member of the investment committee at another investment adviser since 2010, where he also served as a portfolio manager since 2012.
A discussion regarding the basis for the approval of the Fund’s investment advisory agreement by the Board of Trustees will be available in the Fund’s initial shareholder report.

Financial Highlights
When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.

Your Investment
Shares of the Fund generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC, the Fund's Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.
Choosing a Share Class
The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.
Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.
Factors you should consider in choosing a class of shares include:
■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)
■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.
Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.
Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None
Maintaining Your Account
Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Fund's Distributor, are under “Buying Shares.”
Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).
When you buy shares—Investment checks must be drawn on a U.S. bank.
When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.
Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.
Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.
Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.
When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”
When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.
If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares.
In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).
When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.
The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.
Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus (if applicable). Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares—There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.
Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.
See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.
Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.
Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.
Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.
In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.
Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
The Fund does not issue certificates for shares.
Other policies— Under certain circumstances, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Medallion Signature Guarantees
You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.
Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.
Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.
A notarized signature from a notary public is not a Medallion signature guarantee.
Financial Intermediaries
The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.
The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
If you use a financial intermediary, contact that provider to buy or sell shares of the Fund described in this prospectus.
Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries
The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments. If your financial intermediary receives such payments, these payments may create an incentive for your financial intermediary or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.
Distribution and Shareholder Servicing Fees
The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
Retirement Plans and Accounts
If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.
Internet Access
If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.
Share Prices
Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).
Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each Institutional Class share of the Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, the Fund pays you the full share price when you sell Institutional Class shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Privileges and Services
If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.
Sales Charges
Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.
Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.
Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.
When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).
The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund’s plans of distribution.
Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.
Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.
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Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.
Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that the Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund’s plans of distribution.
Sales Charge Reductions and Waivers
Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.
Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.
Class A shares of the Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate of their eligibility in advance of purchase:
1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;
2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;
4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);
5.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;
6.	insurance company separate accounts;
7.	NB Group and its affiliated companies;
8.	an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;
9.	financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
10.	Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the
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Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;
11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;
12.	Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Fund's shares are offered at NAV on such IRA platform; and
13.	Qualified Tuition Programs under Section 529 of the Code.
Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.
Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.
Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:
■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;
■	endowments or foundations established and controlled by you or your immediate family; or
■	529 accounts, which will be aggregated at the account owner level.
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
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Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.
Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).
Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gain distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.
The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.
The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.
A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.
Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.
Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.
Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:
■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names
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of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) (annually the 12% limit):
(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and
(ii) redemptions through a systematic withdrawal plan (SWP) established directly with the Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
For purposes of this paragraph, “account” means:
(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.
■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.
Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. The Fund typically distributes any net investment income quarterly. Net realized capital gains and gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.
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Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
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Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for its shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Grandfathered Investors
“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.
Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.
Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.
FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.
Dollar-Cost Averaging
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.
Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
30

Internet Access
Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.
The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.
As a Fund shareholder, you can use the web site to access account information 24 hours a day.
31

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.
Buying Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a check	Your first investment must be at least $1,000
Additional investments can be as little as $100
We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents
You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses
All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Wiring money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation
Have your financial institution send your wire to State Street Bank and Trust Company
Include your name, the Fund name, your account number and other information as requested
Exchanging from another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions
32

Selling Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded
If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee
You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee
You may need a Medallion signature guarantee
Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account
Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)
	Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions
33

Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each quarter-end.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after quarter-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Fund.
34

Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch:
 Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund

A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS
Class A, Class C and Institutional Class Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Manager about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
S0007 04/17

Neuberger Berman Alternative and Multi-Asset Class Funds

	Class A	Class C	Institutional Class
Neuberger Berman Global Allocation Fund	NGLAX	NGLCX	NGLIX
Neuberger Berman Risk Balanced Commodity Strategy Fund	NRBAX	NRBCX	NRBIX

Prospectus February 28, 2017, as amended April 10, 2017

These securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission, and the Securities and Exchange Commission and Commodity Futures Trading Commission have not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN ALTERNATIVE AND MULTI-ASSET CLASS FUNDS
Fund Summaries
Neuberger Berman Global Allocation Fund	2
Neuberger Berman Risk Balanced Commodity Strategy Fund	15
Descriptions of Certain Practices and Security Types	24
Additional Information about Principal Investment Risks	25
Information about Additional Risks	38
Descriptions of Indices	38
Management of the Funds	39
Financial Highlights	42
YOUR INVESTMENT
Choosing a Share Class	48
Maintaining Your Account	49
Share Prices	53
Privileges and Services	55
Sales Charges	55
Sales Charge Reductions and Waivers	56
Distributions and Taxes	59
Grandfathered Investors	61
Buying Shares—Grandfathered Investors	63
Selling Shares—Grandfathered Investors	64
Market Timing Policy	65
Portfolio Holdings Policy	65
Fund Structure	65
Appendix A	A-1

Fund Summaries
Neuberger Berman Global Allocation Fund
Class A Shares (NGLAX), Class C Shares (NGLCX), Institutional Class Shares (NGLIX)

GOAL
The Fund seeks total return.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 56 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	3.31	3.31	3.28
Other expenses[2]	3.27	3.27	3.24
Dividend and interest expense relating to short sales[3]	0.04	0.04	0.04
Acquired fund fees and expenses[2]	0.41	0.41	0.41
Total annual operating expenses	4.78	5.53	4.39
Fee waiver and/or expense reimbursement	3.52	3.52	3.49
Total annual operating expenses after fee waiver and/or expense reimbursement[4]	1.26	2.01	0.90
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]	“Other expenses” and “Acquired fund fees and expenses” have been restated and are based on estimated expenses for the current fiscal year. Actual expenses may vary.
[3]
“Dividend and interest expense relating to short sales” has been restated and is based on estimated expenses for the current fiscal year due to the expected use of derivatives to establish short positions in securities.

[4]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense. In addition, for so long as the Fund invests any assets in an affiliated Underlying Fund (as defined below), the Manager undertakes to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking may not be terminated without the consent of the Board of Trustees.

2 Global Allocation Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$696	$952	$1,960	$4,500
Class C (assuming redemption)	$304	$630	$1,832	$4,782
Class C (assuming no redemption)	$204	$630	$1,832	$4,782
Institutional Class	$92	$287	$1,284	$3,829

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio when including securities that were sold short and 174% of the average value of its portfolio when excluding securities that were sold short.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund employs a fundamental and quantitative approach to allocating the Fund’s assets among various investment strategies that primarily invest in U.S. and non-U.S. equity and debt securities, commodities, and currencies. The Fund seeks to generate returns primarily through asset allocation and security selection, utilizing the Manager’s collective investment expertise. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager (“Underlying Funds”), or through the use of derivatives. The Fund’s allocation to equity securities is achieved by investing directly in equity securities and by investing in Underlying Funds. The Fund’s allocation to commodities and a portion of the Fund’s allocation to debt securities is achieved by investing in Underlying Funds and partly by investing directly in such securities. For a portion of the Fund’s allocation to equity and debt securities, and certain other investments, including derivatives, investments may be chosen by a select group of the Manager’s portfolio managers (“Underlying Managers”).

The Portfolio Managers make asset allocation decisions and seek to identify investment opportunities using a variety of fundamental and quantitative analyses and may use the Manager’s fundamental research capabilities in analyzing the overall investment opportunities and risks among the various asset classes and investment strategies. The Portfolio Managers review the Fund’s asset allocations and seek to identify asset classes, sectors, securities and other investment opportunities that appear attractively valued. Opportunities to invest in different asset classes or to adjust allocations among existing asset classes may be identified based on numerous factors, including analysis of historic and projected relative returns, economic factors, industry cycles, volatility forecasts, and political trends, among other factors impacting global financial markets.

The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook, as well as the views of Neuberger Berman’s asset allocation committee, on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.

Each of the Underlying Managers employs either a fundamental or quantitative approach or a combination of both approaches when making investment decisions. They utilize bottom up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.

The Fund’s investments may include: (i) long and short investments in equity securities of companies of any market capitalization throughout the world (including the U.S. and emerging markets), which may include common and preferred stocks, and depositary receipts; (ii) debt, including below investment grade debt securities (commonly known as “junk bonds”), issued by corporate entities throughout the world (including the U.S. and emerging markets), and domestic and foreign governments and

3 Global Allocation Fund

their agencies and/or instrumentalities, loans and loan participations, inflation protected securities, convertible bonds, mortgage- and asset-backed securities, and collateralized debt obligations; (iii) REITs; (iv) MLPs; (v) securities and other instruments that provide exposure to commodities and similar assets; (vi) foreign currencies; and (vii) certain derivative instruments.

The Fund may use derivatives without limitation and intends to invest primarily in four categories: (i) futures contracts based on indices, government bonds, interest rates and currencies; (ii) forward foreign currency contracts; (iii) swaps, including interest rate swaps and total return swaps on broad-based indices; and (iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.

Under normal market conditions, the Fund will invest so that at least 40% of its investment exposure comes from non-U.S. securities and other instruments (unless market conditions are not deemed favorable by the Portfolio Managers, in which case the Fund would invest so that at least 30% of its investment exposure comes from non-U.S. securities and other instruments). These non-U.S. securities or other instruments are issued by (i) foreign government or quasi-governmental issuers or (ii) nongovernmental issuers (a) that are organized or located outside the U.S., (b) that primarily trade in a market located outside the U.S., or (c) that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes or in connection with implementing changes in the asset allocation, the Fund may deviate substantially from these percentage allocations.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity, fixed income, commodity and currency markets. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance, which, unless otherwise noted, include those that may directly or indirectly affect the Fund through its investments in Underlying Funds:

Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and

4 Global Allocation Fund

disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities.

Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

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ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Geographic Risk. From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted for upward inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt

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securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual

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markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an

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investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated

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Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees. Neuberger Berman Investment Advisers LLC is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

The Fund may invest in an affiliated Underlying Fund that invests in a wholly owned subsidiary (“Subsidiary”) and is subject to the following additional risks, in addition to other risks.

Commodity Risk. The Underlying Fund's and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Underlying Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Underlying Fund's and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund's shares.

Distressed Securities Risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Subsidiary Risk. By investing in the Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Underlying Fund, and thus, present the same risks whether they are held by the Underlying Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. In adhering to the Underlying Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund and its shareholders.

Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Underlying Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Underlying Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income

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derived from commodities is qualifying income; the Service suspended the issuance of those rulings in July 2011. The Underlying Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Underlying Fund derives from the Subsidiary should constitute qualifying income.

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those rulings concluded were qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual Earnings and Profits”) will qualify. Although the Underlying Fund currently does receive distributions from the Subsidiary out of its Annual Earnings and Profits, if any, each taxable year, if in one or more taxable years the Underlying Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Underlying Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Underlying Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Underlying Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Underlying Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Underlying Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to shareholders as dividend income (and no part of such distributions would be taxable as long-term capital gain). In that event, the Underlying Fund’s Board of Trustees may authorize a significant change in investment strategy or the Underlying Fund’s liquidation.

In addition, if the Underlying Fund did not qualify as a RIC, that could cause the Fund to be unable to qualify as a RIC, which would adversely affect the Fund's shareholders.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and perform differently than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. As such, the Fund’s performance is likely to be disproportionately affected by the factors influencing those sectors.

Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long

11 Global Allocation Fund

equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. The Fund previously used a benchmark that did not adjust for any foreign tax withholding and assumed full dividend reinvestment (i.e., gross of foreign tax withholdings). However, the Fund’s performance is impacted by foreign tax withholding and reclaims on foreign dividends. Accordingly, the Board approved a change in the benchmark of the Fund so that the Fund will use the version of its current benchmark that is net of foreign tax withholdings rather than gross of foreign tax withholdings, which is a more appropriate benchmark for the Fund.

12 Global Allocation Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q4 '13, 9.56%
Worst quarter:    Q3 '15, -8.03%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16
Global Allocation Fund	1 Year	5 Years	Since Inception (12/29/2010)
Institutional Class Return Before Taxes	4.20	4.77	4.69
Institutional Class Return After Taxes on Distributions	4.09	3.69	3.27
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.47	3.27	3.08
Class A Return Before Taxes	-2.15	3.18	3.29
Class C Return Before Taxes	2.03	3.63	3.55
60% MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes) and 40% Bloomberg Barclays Global Aggregate Index* (reflects no deduction for fees, expenses or taxes)	5.69	5.76	4.57
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	7.86	9.36	6.48
60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index* (reflects no deduction for fees, expenses or taxes)	6.05	6.11	4.91
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	8.48	9.96	7.05
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

* Effective August 24, 2016, the Barclays Global Aggregate Index changed its name to Bloomberg Barclays Global Aggregate Index.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is co-managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer and Managing Director of the Manager), Bradley Tank (Chief Executive Officer, Chief Investment Officer (Fixed Income), and Managing Director of the Manager), Wai Lee (Managing Director of the Manager), and Ajay Jain (Managing Director of the Manager).

13 Global Allocation Fund

Messrs. Tank and Lee have each managed the Fund since its inception in 2010. Messrs. Knutzen and Jain have managed the Fund since January 2015.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

14 Global Allocation Fund

Neuberger Berman Risk Balanced Commodity Strategy Fund
Class A Shares (NRBAX), Class C Shares (NRBCX), Institutional Class Shares (NRBIX)

GOAL
The Fund seeks total return.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 56 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees of Fund and Subsidiary (as defined below)	0.76	0.76	0.65
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	0.84	1.10	0.80
Other expenses of Fund	0.65	0.91	0.61
Other expenses of Subsidiary	0.19	0.19	0.19
Total annual operating expenses	1.85	2.86	1.45
Fee waiver and/or expense reimbursement	0.75	1.01	0.71
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.10	1.85	0.74
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of each class are limited to 1.09%, 1.84% and 0.73% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 1.09%, 1.84% and 0.73% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

For purposes of the contractual expense limitations, Operating Expenses shall be deemed to include the Operating Expenses of the Fund's wholly owned Cayman Islands subsidiary (see the “Principal Investment Strategies” section).

15 Risk Balanced Commodity Strategy Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,308	$2,434
Class C (assuming redemption)	$288	$582	$1,223	$2,950
Class C (assuming no redemption)	$188	$582	$1,223	$2,950
Institutional Class	$76	$237	$577	$1,540

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its goal by investing under normal circumstances in commodity-linked derivative instruments and fixed income instruments. Commodities are assets that have tangible properties, such as oil, natural gas, agricultural products or metals.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The performance of these commodity-linked derivative instruments is expected to correspond to the performance of the commodity underlying the derivative instrument, without requiring the Fund to invest directly in commodities. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”).

The Subsidiary is managed by Neuberger Berman Investment Advisers LLC and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in fixed income securities, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.

Fund assets not invested either in the Subsidiary or directly in commodity-linked derivative instruments will be invested in fixed income securities, cash or cash equivalent instruments, or money market mutual funds.

The Fund (and the Subsidiary) may hold commodity-linked derivative instruments that provide leveraged exposure to commodities so that the Fund’s (and the Subsidiary’s) investment exposure to commodities (through their use of commodity-linked derivative instruments) may exceed the Fund’s net assets (including its interest in the Subsidiary).

In managing the Fund’s commodity investments, the Portfolio Managers seek to identify investment opportunities using quantitative investment models and fundamental analyses with an emphasis on risk management in an attempt to take advantage of both short-term and long-term opportunities in commodity markets. By managing a broadly diversified portfolio of commodity investments with an active investment approach, the Portfolio Managers seek to provide investors with an investment vehicle whose returns are not highly correlated with other major asset classes.

The Portfolio Managers will use various quantitative models employing strategies intended to identify investment opportunities and determine portfolio weightings in different commodity sectors and markets. These strategies include: (i) a risk-balancing strategy that considers the total portfolio risk the Portfolio Managers believe to be associated with each commodity; (ii) a strategy that endeavors to assess top down macro variables among various commodity sectors (such as, energy, industrial, precious metals, agricultural, livestock and softs (e.g., sugar, cotton, cocoa and coffee); and/or (iii) a strategy that endeavors to assess the outlook for individual commodities within each commodity sector.

From time to time, the Fund’s investment program may emphasize a particular sector of the commodities markets. If the Fund emphasizes one or more sectors the performance of your investment in the Fund will likely be affected by events affecting the

16 Risk Balanced Commodity Strategy Fund

performance of those sectors. Additional information about certain risks related to the various commodities markets are summarized under “Additional Information about Principal Investment Risks” in the Prospectus.

The Fund’s fixed income investments will be mainly in investment grade fixed income securities and are intended to provide liquidity and preserve capital and may serve as collateral for the Fund’s derivative instruments. These may include fixed income securities issued by the U.S. government and its agencies and instrumentalities, bank certificates of deposit, mortgage-backed securities, asset-backed securities, and corporate securities. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Fund may invest in cash or cash equivalent instruments. Because the Fund will use derivatives to gain exposure to commodities, and because derivatives may not require the Fund to deposit the full notional amount of the investment, the Fund may invest a significant amount of its assets in money market mutual funds.

Although the Fund invests primarily in domestic securities and other instruments, it may also invest in foreign securities and other instruments.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the commodity and fixed income markets. The Fund’s use of derivative instruments will also affect its performance and may amplify the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.

Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the

17 Risk Balanced Commodity Strategy Fund

performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

18 Risk Balanced Commodity Strategy Fund

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

In addition, the Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited by the 1940 Act. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it

19 Risk Balanced Commodity Strategy Fund

is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.

Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income; the Service suspended the issuance of those rulings in July 2011. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.

20 Risk Balanced Commodity Strategy Fund

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those rulings concluded were qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual Earnings and Profits”) will qualify. Although the Fund currently does receive distributions from the Subsidiary out of its Annual Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to shareholders as dividend income (and no part of such distributions would be taxable as long-term capital gain). In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

21 Risk Balanced Commodity Strategy Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 '16, 10.91%
Worst quarter:    Q4 '14, -14.31%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16
Risk Balanced Commodity Strategy Fund	1 Year	Since Inception (8/27/2012)
Institutional Class Return Before Taxes	10.83	-10.60
Institutional Class Return After Taxes on Distributions	10.83	-10.60
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	6.13	-7.69
Class A Return Before Taxes	3.96	-12.14
Class C Return Before Taxes	7.61	-11.77
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	11.77	-10.90
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is managed by Wai Lee (Managing Director of the Manager), Hakan Kaya (Senior Vice President of the Manager), Thomas Sontag (Managing Director of the Manager) and David Yi Wan (Senior Vice President of the Manager). Messrs. Lee, Kaya and Sontag have managed the Fund since its inception in 2012 and Mr. Wan has managed the Fund since February 2016.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

22 Risk Balanced Commodity Strategy Fund

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

23 Risk Balanced Commodity Strategy Fund

Descriptions of Certain Practices and Security Types

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.

Debt Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following:interest rate swaps (exchanging a floating interest rate for a fixed interest rate) and total return swaps (exchanging a floating interest rate for the total return of a reference instrument).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Equity Securities. Equity securities may include common stock, REITs, MLPs, convertible securities (including convertible preferred stock) and preferred stock.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Master Limited Partnerships. MLPs are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the Securities and Exchange Commission and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass-through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the MLP.

REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on net income and gains distributed to shareholders, provided they comply with certain requirements of the Code. REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Underlying Funds and other investment companies.

Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities.

Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.

Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Agricultural Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.

Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.

Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.

Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.

Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Entities providing credit or liquidity support also may be affected by these types of changes.

Lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Currency Risk. To the extent that the Fund invests in securities or other investments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. The Fund may not hedge currency risks in particular situations, even if suitable instruments are available. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. That risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect the Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Geographic Risk. From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanic eruptions, floods, droughts or tsunamis and are economically sensitive to environmental events. Alternatively, the lack of exposure to one or more countries or geographic regions may adversely affect performance. For a summary of the Fund’s recent country allocations, see its most recent shareholder report. (The information in the report is as of the date of the report and may have changed.)

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock may rise and fall rapidly, growth stocks may underperform during periods when the market favors value stocks.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure.

Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Relatively small market fluctuations may result in large changes in the value of securities that may create leverage. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategy in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing models that assist in allocating the Fund’s assets. Fund performance will also be affected by the fundamental analysis and inputs regarding investments. Models may be employed that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk (Small-, Mid- and Large-Cap Companies Risk). To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer may impact a market as a whole. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in the summer of 2015, stock markets in China suffered a significant downturn, which reduced the risk appetite for many investors in China. State involvement in the economy and stock markets in China is such that it has proven difficult to predict or gauge the growth prospects for the markets or economy, but the official statistics indicate a recent growth rate significantly lower than that in the early part of the decade.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Furthermore, the apparent inability of political pundits to gauge correctly the outcome of some high-profile national elections may mean that future elections will be characterized by more uncertainty and hence a higher degree of market volatility. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.

REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

Restricted Securities Risk. Restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may find it difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. At times, it also may be difficult to determine the fair value of such securities. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees. Neuberger Berman Investment Advisers LLC is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

The Neuberger Berman Global Allocation Fund may invest in an affiliated Underlying Fund that invests in a wholly owned subsidiary (“Subsidiary”) and is subject to the following additional risks, in addition to other risks.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy. They include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Sector Risk. The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund.

When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Subsidiary Risk. By investing in the Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Underlying Fund, and thus, present the same risks whether they are held by the Underlying Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. In adhering to the Underlying Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund and its shareholders.

Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from a CFC (such as the Subsidiary) that earns income derived from commodities is qualifying income; the Service suspended the issuance of those rulings in July 2011. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.

The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those rulings concluded were qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual Earnings and Profits”) will qualify. Although the Fund currently does receive distributions from the Subsidiary out of its Annual Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to shareholders as dividend income (and no part of such distributions would be taxable as long-term capital gain). In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stock Risk. Value stocks may remain undervalued during a given period, may not ever realize their full value or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Information about Additional Risks

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, to the extent that the Fund engages in borrowing or securities lending, it will be subject to the additional risks associated with these practices.

Borrowing or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, a Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to a Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, a Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which a Fund is taking a short position. Securities lending involves some risk of loss of a Fund’s rights in the collateral should the borrower fail financially.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The Global Aggregate Index is largely comprised of three major regional aggregate components: the US Aggregate (USD300mn), the Pan-European Aggregate, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks, the Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in the three regional aggregate indices.

The 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index blended index is composed of 60% MSCI All Country World Index (described below) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company’s dividend distributions, regardless of withholding taxes that a non-resident may experience.

The Bloomberg Commodity Index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company’s dividend distributions, regardless of withholding taxes that a non-resident may experience.

Management of the Funds

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor (“Distributor”). Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $255 billion in total assets (as of 12/31/2016) and continue an asset management history that began in 1939.

A discussion regarding the basis for the approval of the Funds' investment advisory agreements by the Board of Trustees is available in the Funds' annual report dated October 31, 2016.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

Neuberger Berman Global Allocation Fund: For the 12 months ended 10/31/2016, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.61%, 0.61% and 0.50%, respectively, of average net assets, after advisory fee waiver, for Class A, Class C and Institutional Class.

Neuberger Berman Risk Balanced Commodity Strategy Fund: For the 12 months ended 10/31/2016, the management fees (i.e., advisory and administration fees) paid to the Manager were 0.96%, 0.96% and 0.85%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for a Fund without first obtaining shareholder approval. The exemptive order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. It is not

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expected that the Manager would normally recommend replacement of an affiliated subadviser as part of its oversight responsibilities. A Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to a Fund.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Neuberger Berman Global Allocation Fund

The Portfolio Managers are responsible for allocating assets among the various investment strategies and are also primarily responsible for security selection for certain investment strategies.

Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer and Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm.

Wai Lee, Ph.D., is a Managing Director of the Manager. He joined the firm in 2004 and is the Chief Investment Officer and Director of Research for the Quantitative Investment Group. Prior to joining the firm, he was the head of the quantitative engineering group at another asset manager. He also managed an equity portfolio and was a founding member of the equity investment policy group for this asset manager. Mr. Lee has served on the Advisory Board of The Journal of Portfolio Management since 1997.

Bradley Tank is the Chairman, Chief Executive Officer, Chief Investment Officer (Fixed Income) and Managing Director of the Manager. Mr. Tank joined the firm in 2002 after 23 years of experience in trading and asset management.

Ajay Jain, CFA, FCCA, is a Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the head of portfolio engineering for funds and advisory services at another financial services firm.

Neuberger Berman Risk Balanced Commodity Strategy Fund

Wai Lee, Ph.D., is a Managing Director of the Manager. He joined the firm in 2004 and is the Chief Investment Officer and Director of Research for the Quantitative Investment Group. Prior to joining the firm, he was the head of the quantitative engineering group at another asset manager. He also managed an equity portfolio and was a founding member of the equity investment policy group for this asset manager. Mr. Lee has served on the Advisory Board of The Journal of Portfolio Management since 1997.

Hakan Kaya, Ph.D., is a Senior Vice President of the Manager. He joined the firm in 2008 and is a Portfolio Manager with the Quantitative Investment Group. Prior to joining the firm, he was a consultant at another investment firm where he developed statistical relative value and directional models for commodities investments.

Thomas Sontag is a Managing Director of the Manager. He has managed fixed income portfolios for the Manager since 2004.

David Yi Wan is a Senior Vice President of the Manager. He joined the firm in 2001 and is a Portfolio Manager with the Quantitative Investment Group. Prior to joining the firm, he worked in Information Management at another investment firm.

About the Funds’ Wholly Owned Subsidiary

Neuberger Berman Risk Balanced Commodity Strategy Fund invests in a wholly owned subsidiary (“Subsidiary”).

The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager. Under this agreement, the Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.

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In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.

The Subsidiary bears the other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.

Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.

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Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Global Allocation Fund—Class A

YEAR ENDED OCTOBER 31,	2012	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.27	10.25	11.57	10.76	10.36
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.15)	(0.14)	(0.16)	0.02	0.06
Net gains (losses)—realized and unrealized	1.01	1.58	0.29	(0.18)	—
Subtotal: income (loss) from investment operations	0.86	1.44	0.13	(0.16)	0.06
Minus:
Distributions to shareholders
Income dividends	0.19	0.12	0.94	0.24	—
Net capital gains	0.69	—	—	—	0.02
Subtotal: distributions to shareholders	0.88	0.12	0.94	0.24	0.02
Equals:
Share price (NAV) at end of year	10.25	11.57	10.76	10.36	10.40
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses—actual	2.07	1.84	1.86	1.39	1.49
Net expenses (excluding expenses on securities sold short)—actual	1.59	1.33	1.35	1.04	0.96
Gross expenses(1)	5.41	3.58	3.68	3.69	4.53
Gross expenses (excluding expenses on securities sold short)(1)	4.93	3.07	3.16	3.34	4.01
Net investment income (loss)—actual	(1.48)	(1.25)	(1.49)	0.16	0.64
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(4)	9.24	14.15	1.03	(1.52)	0.59
Net assets at end of year (in millions of dollars)	3.4	7.9	9.6	8.1	5.9
Portfolio turnover rate (including securities sold short)(%)	446	187	228	195 (5)	176	(5)
Portfolio turnover rate (excluding securities sold short)(%)	423	158	216	185 (5)	174	(5)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
(5)
The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.

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Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Global Allocation Fund—Class C

YEAR ENDED OCTOBER 31,	2012	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.21	10.13	11.43	10.60	10.18
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.23)	(0.21)	(0.25)	(0.06)	(0.01)
Net gains (losses)—realized and unrealized	1.00	1.55	0.30	(0.18)	(0.01)
Subtotal: income (loss) from investment operations	0.77	1.34	0.05	(0.24)	(0.02)
Minus:
Distributions to shareholders
Income dividends	0.16	0.04	0.88	0.18	—
Net capital gains	0.69	—	—	—	0.02
Subtotal: distributions to shareholders	0.85	0.04	0.88	0.18	0.02
Equals:
Share price (NAV) at end of year	10.13	11.43	10.60	10.18	10.14
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses—actual	2.78	2.59	2.63	2.14	2.24
Net expenses (excluding expenses on securities sold short)—actual	2.34	2.09	2.11	1.79	1.71
Gross expenses(1)	6.47	4.35	4.46	4.45	5.26
Gross expenses (excluding expenses on securities sold short)(1)	6.03	3.85	3.95	4.10	4.74
Net investment income (loss)—actual	(2.26)	(1.99)	(2.27)	(0.57)	(0.10)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(4)	8.34	13.30	0.30	(2.29)	(0.19)
Net assets at end of year (in millions of dollars)	2.2	4.9	7.0	6.6	4.7
Portfolio turnover rate (including securities sold short)(%)	446	187	228	195 (5)	176 (5)
Portfolio turnover rate (excluding securities sold short)(%)	423	158	216	185 (5)	174 (5)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
(5)
The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.

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Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Global Allocation Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2012	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.30	10.30	11.63	10.81	10.42
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.12)	(0.09)	(0.12)	0.06	0.10
Net gains (losses)—realized and unrealized	1.02	1.57	0.29	(0.17)	(0.01)
Subtotal: income (loss) from investment operations	0.90	1.48	0.17	(0.11)	0.09
Minus:
Distributions to shareholders
Income dividends	0.21	0.15	0.99	0.28	—
Net capital gains	0.69	—	—	—	0.02
Subtotal: distributions to shareholders	0.90	0.15	0.99	0.28	0.02
Equals:
Share price (NAV) at end of year	10.30	11.63	10.81	10.42	10.49
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.

Net expenses—actual	1.68	1.48	1.50	1.03	1.11
Net expenses (excluding expenses on securities sold short)—actual	1.22	0.98	0.98	0.69	0.60
Gross expenses(1)	5.01	3.23	3.25	3.29	4.17
Gross expenses (excluding expenses on securities sold short)(1)	4.55	2.73	2.72	2.94	3.66
Net investment income (loss)—actual	(1.19)	(0.85)	(1.12)	0.51	0.97
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	9.60	14.56	1.37	(1.12)	0.87
Net assets at end of year (in millions of dollars)	8.9	17.2	12.5	8.9	10.1
Portfolio turnover rate (including securities sold short)(%)	446	187	228	195 (4)	176	(4)
Portfolio turnover rate (excluding securities sold short)(%)	423	158	216	185 (4)	174	(4)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)
The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.

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Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Risk Balanced Commodity Strategy Fund—Class A

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.84	8.97	8.32	6.12
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.03)		(0.12)	(0.10)	(0.07)	(0.05)
Net gains (losses)—realized and unrealized	(0.13)		(0.75)	(0.55)	(2.13)	(0.17)
Subtotal: income (loss) from investment operations	(0.16)		(0.87)	(0.65)	(2.20)	(0.22)
Minus:
Distributions to shareholders
Income dividends	—		—	—	—	—
Subtotal: distributions to shareholders	—		—	—	0.00	—
Equals:
Share price (NAV) at end of year	9.84		8.97	8.32	6.12	5.90
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.46	(4)(7)	1.46	1.46	1.46	1.46
Gross expenses(2)	33.04	(4)(7)	3.81	1.98	1.84	2.04
Net investment income (loss)—actual	(1.36	)(4)(7)	(1.27)	(1.09)	(1.05)	(0.82)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(1.60	)(5)	(8.84)	(7.25)	(26.43)	(3.59)
Net assets at end of year (in millions of dollars)	0.1		35.0	66.8	35.5	33.3
Portfolio turnover rate (%)	0	(5)	5	21	35	58

(1)	Period from 8/27/2012 (beginning of operations) to 10/31/2012.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not Annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

45

Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Risk Balanced Commodity Strategy Fund—Class C

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.83	8.88	8.19	5.98
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.04)		(0.18)	(0.16)	(0.12)	(0.09)
Net gains (losses)—realized and unrealized	(0.13)		(0.77)	(0.53)	(2.09)	(0.18)
Subtotal: income (loss) from investment operations	(0.17)		(0.95)	(0.69)	(2.21)	(0.27)
Minus:
Distributions to shareholders
Income dividends	—		—	—	—	—
Subtotal: distributions to shareholders	—		—	—	0.00	—
Equals:
Share price (NAV) at end of year	9.83		8.88	8.19	5.98	5.71
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	2.21	(4)(7)	2.21	2.21	2.21	2.21
Gross expenses(2)	35.12	(4)(7)	4.69	2.84	2.70	3.06
Net investment income (loss)—actual	(2.11	)(4)(7)	(2.03)	(1.84)	(1.79)	(1.65)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(1.70	)(5)	(9.66)	(7.77)	(26.98)	(4.52)
Net assets at end of year (in millions of dollars)	0.1		3.6	4.2	3.1	0.1
Portfolio turnover rate (%)	0	(5)	5	21	35	58

(1)	Period from 8/27/2012 (beginning of operations) to 10/31/2012.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

46

Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Risk Balanced Commodity Strategy Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.84	9.01	8.39	6.20
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.02)		(0.09)	(0.07)	(0.05)	(0.03)
Net gains (losses)—realized and unrealized	(0.14)		(0.74)	(0.55)	(2.14)	(0.18)
Subtotal: income (loss) from investment operations	(0.16)		(0.83)	(0.62)	(2.19)	(0.21)
Minus:
Distributions to shareholders
Income dividends	—		—	—	—	—
Subtotal: distributions to shareholders	—		—	—	0.00	—
Equals:
Share price (NAV) at end of year	9.84		9.01	8.39	6.20	5.99
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.10	(4)(7)	1.10	1.10	1.10	1.10
Gross expenses(2)	25.60	(4)(7)	3.69	1.62	1.47	1.65
Net investment income (loss)—actual	(0.99	)(4)(7)	(0.94)	(0.73)	(0.67)	(0.44)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	(1.60	)(5)	(8.43)	(6.88)	(26.09)	(3.39)
Net assets at end of year (in millions of dollars)	5.0		9.6	20.5	31.8	49.0
Portfolio turnover rate (%)	0	(5)	5	21	35	58

(1)	Period from 8/27/2012 (beginning of operations) to 10/31/2012
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.

47

YOUR INVESTMENT

Shares of the Funds generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of a Fund are also available directly from Neuberger Berman BD LLC, the Funds' Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.

Choosing a Share Class

The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares

■	how much you intend to invest

■	total expenses associated with owning shares of each class

■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future

■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Funds' Distributor, are under “Buying Shares.”

Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).

When you buy shares—Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.

Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

49

Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell.

If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.

Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus (if applicable). Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

50

When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares—There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

Other policies— Under certain circumstances, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days

51

when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

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In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments. If your financial intermediary receives such payments, these payments may create an incentive for your financial intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund's shares. For more information, please see the Funds' Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to a Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Internet Access

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

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Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities

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available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Privileges and Services

If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

Sales Charges

Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).

The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds' Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.

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Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that each Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.

Sales Charge Reductions and Waivers

Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.

Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.

Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate of their eligibility in advance of purchase:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;

2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;

3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;

4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);

5.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

6.	insurance company separate accounts;

7.	NB Group and its affiliated companies;

8.
an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;

9.
financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

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10.
Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;

11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;

12.
Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds' shares are offered at NAV on such IRA platform; and

13.	Qualified Tuition Programs under Section 529 of the Code.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.

Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:

■
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

■
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

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Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).

Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gain distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.

Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

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Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■	tax-free returns of excess contributions to IRAs

■
redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.

■	distributions from an IRA upon the shareholder’s attainment of age 59½

■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) (annually the 12% limit):

(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and

(ii) redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.

Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions—Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions if any from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of a Fund or paid to you in cash.

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How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, a Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or realized gains.

How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax—An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that

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rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with a Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.

Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

61

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

62

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions

63

Selling Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days
Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

64

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for Global Allocation Fund are generally posted 15-30 days after each month-end. The complete portfolio holdings for Risk Balanced Commodity Strategy Fund are generally posted 15-30 days after each quarter-end.

Global Allocation Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Risk Balanced Commodity Strategy Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

No earlier than five business days after month-end or quarter-end, as applicable, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.

Fund Structure

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Funds.
65

Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch:
 Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund

A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
 Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-21715
 R0001 04/17

Neuberger Berman Alternative and Multi-Asset Class Funds

	Class A	Class C	Institutional Class
Neuberger Berman Long Short Credit Fund	NLNAX	NLNCX	NLNIX
Neuberger Berman Long Short Fund	NLSAX	NLSCX	NLSIX
Neuberger Berman Multi-Asset Income Fund	NANAX	NANCX	NANIX
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	NUPAX	NUPCX	NUPIX

Prospectus February 28, 2017, as amended April 10, 2017

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN ALTERNATIVE AND MULTI-ASSET CLASS FUNDS
Fund Summaries
Neuberger Berman Long Short Credit Fund	2
Neuberger Berman Long Short Fund	13
Neuberger Berman Multi-Asset Income Fund	22
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	33
Descriptions of Certain Practices and Security Types	39
Additional Information about Principal Investment Risks	40
Information about Additional Risks	53
Descriptions of Indices	53
Management of the Funds	54
Financial Highlights	56

YOUR INVESTMENT
Choosing a Share Class	68
Maintaining Your Account	69
Share Prices	73
Privileges and Services	75
Sales Charges	75
Sales Charge Reductions and Waivers	76
Distributions and Taxes	79
Grandfathered Investors	81
Buying Shares—Grandfathered Investors	83
Selling Shares—Grandfathered Investors	84
Market Timing Policy	85
Portfolio Holdings Policy	85
Fund Structure	85
Appendix A	A-1

Fund Summaries
Neuberger Berman Long Short Credit Fund
Class A Shares (NLNAX), Class C Shares (NLNCX), Institutional Class Shares (NLNIX)

GOAL
The Fund seeks total return, including current income, consistent with managing volatility and preservation of capital.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 76 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.07	1.07	0.95
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	2.41	2.24	2.28
Other expenses	1.51	1.41	1.42
Dividend and interest expenses relating to short sales	0.90	0.83	0.86
Total annual operating expenses	3.73	4.31	3.23
Fee waiver and/or expense reimbursement	1.25	1.15	1.15
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	2.48	3.16	2.08
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.57%, 2.32% and 1.20% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.57%, 2.32% and 1.20% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

2 Long Short Credit Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$665	$1,165	$1,944	$3,981
Class C (assuming redemption)	$419	$974	$1,891	$4,239
Class C (assuming no redemption)	$319	$974	$1,891	$4,239
Institutional Class	$211	$652	$1,369	$3,275

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 190% of the average value of its portfolio when including securities that were sold short and 197% of the average value of its portfolio when excluding securities that were sold short.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund employs a fundamentally driven global long/short credit strategy that utilizes a multi-disciplinary approach focused on bottom-up analysis while also considering the macroeconomic environment. The multi-disciplinary approach employed by the Fund includes the following sub-strategies: (i) directional long/short; (ii) relative value/capital structure arbitrage; and (iii) opportunistic. The directional long/short strategy typically focuses on taking long positions in securities issued by companies that the Portfolio Managers believe have sound balance sheets and favorable credit fundamentals and short positions in securities issued by companies that the Portfolio Managers believe have weakening credit fundamentals. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation of fundamental credit deterioration and a subsequent decline in price. Relative value investing seeks to capture profit opportunities that arise from the changing price relationship between securities that share similar industry, economic or financial characteristics. Capital structure arbitrage seeks to profit by taking long and short positions in different securities within a single company’s capital structure. The opportunistic strategy focuses on what the Portfolio Managers believe to be attractive short term trading opportunities that may include newly issued bonds.

The Fund will not be constrained by management against an index. The selection of the Fund’s investments is not ratings driven and its portfolio includes debt securities across the ratings spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”) and unrated securities of corporate entities and governments located in both developed and emerging markets. The Fund may invest without limit in below investment grade securities. The Fund will invest across the capital structure of corporate issuers, including investments in senior secured and unsecured debt, subordinated debt, convertible securities, preferred securities and common stock as well as derivative instruments that provide exposure to such securities. The Fund will use both long and short positions and at times may be long and short different securities of the same issuer.

The Fund’s investments may include securities issued by domestic and foreign governments, supra-national entities (e.g., World Bank and International Monetary Fund), corporate entities and trust structures. The Fund may invest in a broad array of bonds and other debt securities, including: corporate bonds; securities issued by foreign governments; securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities issued by domestic and foreign governments or corporate entities; municipal issuers within the U.S. and its territories; when-issued and forward-settling securities; mortgage-backed securities and other asset-backed securities; subordinated debt securities (commonly known as “mezzanine securities”), hybrid securities (including convertible securities), loans (including bridge loans and loan participations), trade claims (i.e., claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation), exchange-traded funds (ETFs) and commercial paper. The Fund’s investments may be contractually performing or nonperforming as well as those that are in default or have defaulted with respect to the payment of interest or repayment of principal. The Fund may also invest directly in foreign currencies or use derivatives
3 Long Short Credit Fund

that provide investment exposure to foreign currencies for hedging or other investment purposes. The Fund may also invest in preferred securities and common stock.

The Fund may use derivatives without limitation, primarily futures, forward contracts (including interest rate and foreign currency forward contracts), options and swaps (including total return swaps, credit default swaps, interest rate swaps and options on swaps (swaptions)). Any of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain exposure to certain markets; establish net short or long positions for individual markets, currencies or securities; adjust the duration of the Fund’s portfolio; hedge risk; manage volatility; or alter the Fund’s exposure to currencies, interest rates, sectors, and individual issuers. The Portfolio Managers may choose not to hedge the Fund’s positions. To make additional investments in accordance with its investment strategy, the Fund also may invest the cash proceeds generated from a reverse repurchase agreement. The use of this and other practices creates leverage and increases both investment opportunity and investment risk.

The Fund may invest in bonds and other debt securities of any maturity. The Fund does not seek to maintain any specific target average duration. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of credit-related instruments. For purposes of this policy, credit related instruments include, but are not limited to, debt securities issued by the U.S. government and its agencies or instrumentalities, foreign governments or supra-national entities, bonds and other debt instruments issued by corporate entities and trust structures, mortgage-related and asset backed securities, preferred securities, structured products, mezzanine securities, floating, variable and fixed rate loans or debt and convertible debt securities and other investments providing exposure to the global credit markets. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the global credit markets and the Portfolio Managers' evaluation of those developments. The markets' behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Capital Structure Arbitrage Risk. Capital structure arbitrage involves the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

4 Long Short Credit Fund

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Distressed Securities Risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

5 Long Short Credit Fund

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted for upward inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities, reverse repurchase agreements and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an

6 Long Short Credit Fund

interest. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.

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Municipal bonds may be bought or sold at a market discount (i.e. a price less than the bond’s principal amount or, in the case of a bond issued with an original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to taxation as ordinary (taxable) income rather than as capital gains.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Rising interest rates may have a negative effect on the value of any municipal bonds held by the Fund, which could subject them to adverse tax treatment in the hands of potential purchasers to the extent they are subject to market discount, as described in "Municipal Securities Risk" above, further lowering their value.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

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Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Reverse Repurchase Agreements Risk. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value and may be viewed as a form of borrowing by the Fund.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Trade Claims Risk. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and are typically unsecured and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased.

Trade claims may not be considered “securities.” As a result, any gains may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Code”). To qualify as a “regulated investment company” under the Code, and be eligible to receive “modified pass-through” tax treatment, the Fund must derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code.

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U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

When-Issued and Forward Settling-Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and additional indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q3 '16, 2.68%
Worst quarter:    Q1 '16, -1.04%

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AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16
Long Short Credit Fund	1 Year	Since Inception (6/29/2015)
Institutional Class Return Before Taxes	3.36	-1.02
Institutional Class Return After Taxes on Distributions	2.45	-1.88
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	1.89	-1.17
Class A Return Before Taxes	-1.35	-4.11
Class C Return Before Taxes	1.42	-1.98
HFRX Fixed Income–Credit Index (reflects deductions for fees and expenses, but reflects no deductions for taxes)	4.97	-0.91
Bloomberg Barclays U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	2.65	2.61
BofA Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	17.49	5.78
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is managed by Rick Dowdle (Managing Director of the Manager) and Norman Milner (Managing Director of the Manager). Each of the portfolio managers have managed the Fund since its inception in 2015.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These

11 Long Short Credit Fund

payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

12 Long Short Credit Fund

Neuberger Berman Long Short Fund
Class A Shares (NLSAX), Class C Shares (NLSCX), Institutional Class Shares (NLSIX)

GOAL
The Fund seeks long term capital appreciation with a secondary objective of principal preservation.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 76 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.37	1.37	1.26
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	0.66	0.65	0.66
Other expenses	0.08	0.07	0.07
Dividend and interest expenses relating to short sales	0.58	0.58	0.59
Acquired fund fees and expenses	0.02	0.02	0.02
Total annual operating expenses	2.30	3.04	1.94
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

13 Long Short Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$795	$1,252	$1,734	$3,059
Class C (assuming redemption)	$407	$939	$1,596	$3,355
Class C (assuming no redemption)	$307	$939	$1,596	$3,355
Institutional Class	$197	$609	$1,047	$2,264

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio when including securities that were sold short and 72% of the average value of its portfolio when excluding securities that were sold short.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its goal primarily by taking long and short positions in the global securities markets. The Fund uses long or short positions in common and preferred equity securities, exchange traded funds (“ETFs”), and fixed income securities. The Fund also uses derivatives, including long and short positions from futures contracts on individual securities and indices, swaps, including total return and credit default swaps, on individual securities and indices, foreign currency forward contracts and call and put options on individual securities and indices. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation that the security’s price will decline. The Fund may invest in securities of, and derivative contracts on, U.S. and non-U.S. companies. Futures, swaps, forwards or options may be used in an attempt to increase returns and/or reduce risks. The equity securities in which the Fund invests are generally those of companies with market capitalizations of at least $250 million, measured at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has fallen below $250 million. The Fund’s typical investment exposure ranges from net long exposure of 150% of net asset value (“NAV”) to net short exposure of 20% of NAV. For example, if the Fund’s long portfolio provides long investment exposure of 70% of its NAV and its short portfolio provides short investment exposure of 40% of its NAV, the Fund would have a net long exposure of 30% of NAV. With a few exceptions, the Fund may sell short any instrument in which it can invest long.

With respect to any portion of the Fund’s portfolio invested in long equity positions, the Portfolio Manager generally intends to invest in companies which he believes are undervalued and possess one or more of the following characteristics: (i) companies with strong competitive positions in industries with attractive growth prospects; (ii) companies with the ability to generate sustainable cash flows which are growing at a modest rate over the long-term; (iii) companies whose market price is below the Portfolio Manager’s estimate of the company’s intrinsic value; and (iv) companies with the potential for a catalyst, such as a merger, liquidation, spin off, or management change. The Portfolio Manager’s estimate of a company’s intrinsic value represents his view of the company’s true, long-term economic value (the value of both its tangible and intangible assets), which may be currently distorted by market inefficiencies. In establishing long equity positions, the Fund may utilize stock index futures and total return swaps and options on individual securities and indices.

With respect to any portion of the Fund’s portfolio invested in short equity or fixed income positions, the Portfolio Manager employs short positions in an attempt to increase returns and/or to reduce risk. The Portfolio Manager’s use of short positions to increase returns and/or reduce certain risks may include, among others: (i) short sales of ETFs representing macro-economically challenged markets, industries or geographies; (ii) short sales of equity or fixed income securities of companies that the Portfolio Manager expects to decline in price, lose economic value or generally underperform; or (iii) short positions designed to offset cyclical, currency, or country-specific risks. The Fund may employ derivatives in establishing short positions, including, but not limited to, short positions in stock and fixed income index futures, total return and/or credit default swaps establishing short positions on individual securities and indices, and options on individual securities and indices.

14 Long Short Fund

The Portfolio Manager’s investment process involves identifying companies for further analysis based on a variety of factors, including quantitative screens. Once a company is identified, in-depth research about the company is conducted, which may include building financial models, conducting interviews with management or reviewing publicly available information, such as management’s compensation incentives. The Portfolio Manager combines this research with various valuation methodologies in selecting long and short positions for the Fund.

The Portfolio Manager may make a decision to sell a security, or with respect to a short position, a decision to exit a short position, based on changes at either a macro-economic or general market level or at a specific issuer. This may include changes in global politics and economics, regulation or legislation by a country, or industry structure. The Portfolio Manager may also sell a security or exit a short position when other opportunities appear more attractive in the Portfolio Manager's opinion, when a company demonstrates an inability to execute a business plan, or when a company has poor capital allocation, poor earnings quality, or increased risks to the company’s cash flows.

The Fund also typically invests in long positions in fixed income securities, which may include securities issued by the U.S. government and its agencies and instrumentalities, bank certificates of deposit, mortgage- and asset-backed securities, and securities issued by U.S. and non-U.S. companies. The Fund’s investments in fixed income securities may include below investment grade securities (commonly known as “junk bonds”).

In selecting long positions in fixed income securities issued by companies, the Portfolio Manager generally looks for securities issued by companies that he believes have strong management and compelling valuation. In doing so, the Portfolio Manager analyzes such factors as: ability to generate free cash flow; a demonstrated commitment to use that cash flow to pay down existing debt; and an improving credit profile. As such, the Portfolio Manager focuses on securities issued by companies that he believes have demonstrated improvements in their leverage and asset coverage ratios, are not unreasonably constrained by their existing financing arrangements and have debt with manageable payment schedules.

The Portfolio Manager allocates investments to sectors without reference to any benchmark; rather, sector allocations are based on the Portfolio Manager’s assessment of which sectors offer the most attractive risk-adjusted returns. Although the Fund does not seek to be market neutral, depending on market conditions, the Fund’s long investment exposure may equal the Fund’s short investment exposure.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to market movements, sector-swings or other risk factors. The strategy used by the Fund involves complex transactions that involve risks different than direct equity investments.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or the market may react differently than expected to the catalyst. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain

15 Long Short Fund

complete information about companies involved in certain situations and management of such a company may be addressing a situation with which it has little experience.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

16 Long Short Fund

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common

17 Long Short Fund

stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

18 Long Short Fund

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

19 Long Short Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q1 '12, 5.69%
Worst quarter:    Q3 '15, -5.36%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16

Long Short Fund	1 Year	5 Years	Since Inception (12/29/2011)
Institutional Class Return Before Taxes	3.69	5.63	5.64
Institutional Class Return After Taxes on Distributions	3.69	5.53	5.53
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.09	4.38	4.39
Class A Return Before Taxes	-2.60	4.01	4.02
Class C Return Before Taxes	1.59	4.47	4.47
HFRX Equity Hedge Index (reflects deductions for fees and expenses, but reflects no deduction for taxes)	0.10	2.92	2.97
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	14.76
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is managed by Charles Kantor (Managing Director of the Manager) and Marc Regenbaum (Managing Director of the Manager). Mr. Kantor has managed the Fund since its inception in 2011, and Mr. Regenbaum joined as an Associate Portfolio Manager in February 2017.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

20 Long Short Fund

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

21 Long Short Fund

Neuberger Berman Multi-Asset Income Fund
Class A Shares (NANAX), Class C Shares (NANCX), Institutional Class Shares (NANIX)

GOAL
The Fund seeks attractive current income with consideration also given to capital appreciation.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 76 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.72	0.72	0.60
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	3.30	3.27	3.26
Acquired fund fees and expenses[2]	0.34	0.34	0.34
Total annual operating expenses	4.61	5.33	4.20
Fee waiver and/or expense reimbursement	3.46	3.43	3.42
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.15	1.90	0.78
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]	“Acquired fund fees and expenses” have been restated and are based on estimated expenses for the current fiscal year. Actual expenses may vary.
[3]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.02%, 1.77% and 0.65% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.02%, 1.77% and 0.65% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense. In addition, for so long as the Fund invests any assets in an affiliated Underlying Fund (as defined below), the Manager undertakes to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking may not be terminated without the consent of the Board of Trustees.

22 Multi-Asset Income Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$537	$775	$1,767	$4,283
Class C (assuming redemption)	$293	$597	$1,761	$4,639
Class C (assuming no redemption)	$193	$597	$1,761	$4,639
Institutional Class	$80	$249	$1,208	$3,672

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average rate of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund employs a fundamental and quantitative approach to allocating the Fund’s assets among various investment strategies that primarily invest in U.S. and non-U.S. debt securities, income-oriented equity securities, and currencies. The Fund seeks to generate returns primarily through asset allocation and security selection, utilizing a range of the Manager’s investment expertise. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager (“Underlying Funds”), or through the use of derivatives. The Fund’s allocation to equity securities is achieved primarily by investing directly in equity securities. All or a portion of the Fund’s allocation to debt securities is achieved by investing in Underlying Funds, with the remainder of the allocation, if any, achieved by investing directly in such securities. For a portion of the Fund’s allocation to debt and equity securities and certain other investments, including derivatives, investments may be chosen by a select group of the Manager’s portfolio managers (“Underlying Managers”).

The Portfolio Managers make asset allocation decisions and seek to identify investment opportunities using a variety of fundamental and quantitative analyses and may use the Manager’s fundamental research capabilities in analyzing the overall investment opportunities and risks among the various asset classes and investment strategies. The Portfolio Managers review the Fund’s asset allocations and seek to identify asset classes, sectors, securities and other investment opportunities that appear attractively valued. Opportunities to invest in different asset classes or to adjust allocations among existing asset classes may be identified based on numerous factors, including analysis of historic and projected relative returns, economic factors, industry cycles, volatility forecasts, and political trends, among other factors impacting global financial markets.

The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook, as well as the views of the Manager’s asset allocation committee, on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.

Each of the Underlying Managers employs either a fundamental or quantitative approach, or a combination of both approaches, when making investment decisions. They utilize bottom up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.

The Fund’s investments may include: (i) long and short investments in debt securities, including debt securities issued by corporate entities and trust structures throughout the world (including the U.S. and emerging markets), domestic and foreign governments and their agencies and/or instrumentalities, supra-national entities (e.g., World Bank, International Monetary Fund) and quasi-sovereign entities (i.e., issuers that are directly or indirectly wholly-owned by a government or that are explicitly guaranteed by a government), loans and related assignments and participations, inflation-protected securities, convertible bonds, commercial paper, mortgage- and asset-backed securities and collateralized debt obligations; (ii) long and short investments in equity securities of companies of any market capitalization throughout the world (including the U.S. and emerging markets), which may include common and

23 Multi-Asset Income Fund

preferred stocks, and depositary receipts; (iii) real estate investment trusts (“REITs”); (iv) master limited partnerships (“MLPs”); (v) securities and other instruments that provide exposure to commodities and similar assets; (vi) foreign currencies; and (vii) certain derivative instruments. The Fund’s debt investments may be of any maturity, duration and credit rating, including, without limit, investments in below investment grade securities, commonly known as “junk bonds.” The Fund may also engage in when-issued and forward-settling transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date. To gain exposure to commodities and other similar assets, the Fund may invest in other investment companies managed by the Manager that invest in a wholly owned subsidiary.

The Fund may use derivatives without limitation and intends to invest primarily in four categories: (i) futures contracts based on indices, government bonds, interest rates and currencies; (ii) forward foreign currency contracts; (iii) swaps, including interest rate swaps and total return swaps on broad-based indices; and (iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the fixed income, equity and currency markets and the Portfolio Managers' evaluation of those developments. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in Underlying Funds:

Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and

24 Multi-Asset Income Fund

mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political

25 Multi-Asset Income Fund

developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted for upward inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less

26 Multi-Asset Income Fund

than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other
27 Multi-Asset Income Fund

developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

28 Multi-Asset Income Fund

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees. Neuberger Berman Investment Advisers LLC is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

The Fund may invest in affiliated Underlying Funds and is subject to the following additional risk, in addition to other risks.

Distressed Securities Risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price

29 Multi-Asset Income Fund

volatility and it may be difficult to value such securities. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

When-Issued and Forward Settling-Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

30 Multi-Asset Income Fund

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 '16, 5.32%
Worst quarter:    Q4 '16, -1.40%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/16

Multi-Asset Income Fund	1 Year	Since Inception (3/27/2015)
Institutional Class Return Before Taxes	10.22	1.45
Institutional Class Return After Taxes on Distributions	9.06	0.13
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	6.44	0.74
Class A Return Before Taxes	5.15	-1.35
Class C Return Before Taxes	8.00	0.33
60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index (reflects no deduction for fees, expenses or taxes)*	6.44	3.70
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	2.65	1.14
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS
The Fund is co-managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer of Neuberger Berman Group LLC and Managing Director of the Manager), Bradley Tank (Chief Executive Officer, Chief Investment Officer (Fixed Income) and Managing Director of the Manager), Wai Lee (Managing Director of the Manager), and Ajay Jain (Managing Director of the Manager).

Messrs. Knutzen, Tank, Lee and Jain have each managed the Fund since its inception in 2015.

31 Multi-Asset Income Fund

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
32 Multi-Asset Income Fund

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Class A Shares (NUPAX), Class C Shares (NUPCX), Institutional Class Shares (NUPIX)

GOAL
The Fund seeks long-term growth of capital and income generation.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 76 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus (if applicable).

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.71	0.71	0.60
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses[2]	0.89	0.89	0.89
Total annual operating expenses	1.85	2.60	1.49
Fee waiver and/or expense reimbursement	0.84	0.84	0.84
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.01	1.76	0.65
[1]
For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]	“Other expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
[3]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.01%, 1.76% and 0.65% of average net assets, respectively. Each of these undertakings lasts until 10/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.01%, 1.76% and 0.65% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

33 U.S. Equity Index PutWrite Strategy Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years
Class A	$672	$878
Class C (assuming redemption)	$279	$554
Class C (assuming no redemption)	$179	$554
Institutional Class	$66	$208

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from September 16, 2016 (commencement of operations) through October 31, 2016, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The Fund’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, bank certificates of deposit, mortgage-backed securities and asset-backed securities. The Fund also may invest in money market mutual funds and ETFs.

In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options.

The Portfolio Manager will select option investments based on his estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as exercise prices and expiration dates.

At the time of writing (selling) a put option, the aggregate investment exposure, as measured on a notional basis (i.e., the value of the underlying instrument at its strike price), of the options written by the Fund will generally be equal to 100% of the Fund’s total assets. The Fund’s aggregate investment exposure, as measured on a notional basis, may be greater than 100% of the Fund’s total assets from time to time but it will not exceed 125% of its total assets.

The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. The premiums received by the Fund for writing options also will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing options. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount of the investment, the Fund will invest

34 U.S. Equity Index PutWrite Strategy Fund

a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs. Its investments in options generally will not constitute a significant amount of its total assets, however, the aggregate investment exposure of its investments in options, as discussed above, generally will be equal to 100% of its total assets.

While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. To mitigate risk and/or provide liquidity, the Fund may purchase and write call options on securities and indices, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund may also purchase put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates).

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets and the Portfolio Manager's evaluation of those developments. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
35 U.S. Equity Index PutWrite Strategy Fund

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset, or in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options. By writing a call option, the Fund may be obligated to deliver securities underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its total assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

36 U.S. Equity Index PutWrite Strategy Fund

New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
37 U.S. Equity Index PutWrite Strategy Fund

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGER
Derek Devens, CFA, (Managing Director of the Manager), joined the firm in 2016 and has been a Portfolio Manager for the Fund since its inception in 2016.

BUYING AND SELLING SHARES
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
38 U.S. Equity Index PutWrite Strategy Fund

Descriptions of Certain Practices and Security Types

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the price in the future. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Equity Securities. Equity securities may include common stock, preferred stocks, REITs, and convertible preferred stock.

Fixed Income Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.

Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Master Limited Partnerships. MLPs are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the Securities and Exchange Commission and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass-through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the MLP.

REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on net income and gains distributed to shareholders, provided they comply with certain requirements of the Code. REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.

Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes.

Call Risk. Upon the issuer’s desire to enact a call, or under other circumstances where a call is enacted, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Capital Structure Arbitrage Risk. Capital structure arbitrage involves the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react differently than expected to the catalyst. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated. In addition, certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete information about companies involved in certain situations and management of such a company may be addressing a situation with which it has little experience.

Collateralized Debt Obligations Risk. CDOs issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Entities providing credit or liquidity support also may be affected by these types of changes.

Lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Currency Risk. To the extent that the Fund invests in securities or other investments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. The Fund may not hedge currency risks in particular situations, even if suitable instruments are available. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. That risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect the Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy. They include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure.

Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%.Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities, securities lending, reverse repurchase agreements may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Relatively small market fluctuations may result in large changes in the value of securities that may create leverage. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Management Risk. Fund performance is dependent upon the success of the Portfolio Manager in implementing the Fund’s investment strategy in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of implementing and managing models that assist in allocating the Fund’s assets. Fund performance will also be affected by the fundamental analysis and inputs regarding investments. Models may be employed that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred.

Market Capitalization Risk (Small-, Mid- and Large-Cap Companies Risk). To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.

Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer may impact a market as a whole. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that state or U.S. territory or possession may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.

Operational Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Manager or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security, may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher market interest rates generally result in slower payoffs, which effectively increase duration, heightening interest rate risk and increasing the magnitude of resulting price declines.

Recent Market Conditions. The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to signal a move away from the tighter financial industry regulations that followed the crisis, and to consider reducing corporate taxes. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in the summer of 2015, stock markets in China suffered a significant downturn, which reduced the risk appetite for many investors in China. State involvement in the economy and stock markets in China is such that it has proven difficult to predict or gauge the growth prospects for the markets or economy, but the official statistics indicate a recent growth rate significantly lower than that in the early part of the decade.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Furthermore, the apparent inability of political pundits to gauge correctly the outcome of some high-profile national elections may mean that future elections will be characterized by more uncertainty and hence a higher degree of market volatility. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.

REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

Restricted Securities Risk. Restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may find it difficult to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. At times, it also may be difficult to determine the fair value of such securities. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.

Reverse Repurchase Agreements Risk. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund's net asset value and may be viewed as a form of borrowing by the Fund.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees. Neuberger Berman Investment Advisers LLC is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

The Neuberger Berman Multi-Asset Income Fund may invest in affiliated Underlying Funds and is subject to the following additional risk, in addition to other risks.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy. They include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.

Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.

The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund.

When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Trade Claims Risk. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. Trade claims may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other instruments in the same level in a company’s capital structure.

Additionally, any gains may not be considered “qualifying income” under the Code. To qualify as a RIC under the Code, and be eligible to receive “modified pass-through” tax treatment, the Fund must derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.

In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by them do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell or the time to settlement for the securities at any given time.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. The Fund will segregate appropriate liquid assets having a market value at least equal to the amount of its purchase commitments. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Information about Additional Risks

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, to the extent that a Fund engages in borrowing or securities lending, it will be subject to the additional risks associated with these practices.

Borrowing money and securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

When a Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect a Fund’s performance and a Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The HFRX Equity Hedge Index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

The HFRX Fixed Income–Credit Index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

The 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500 Index (described above), and is rebalanced monthly.

Management of the Funds

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor (“Distributor”). Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $255 billion in total assets (as of 12/31/2016) and continue an asset management history that began in 1939.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

A discussion regarding the basis for the approval of the Funds' investment advisory agreement by the Board of Trustees is available in the Funds' annual report dated October 31, 2016.

The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for a Fund without first obtaining shareholder approval. The exemptive order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. It is not expected that the Manager would normally recommend replacement of an affiliated subadviser as part of its oversight responsibilities. A Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to a Fund.

Neuberger Long Short Credit Fund: For the period ended 10/31/2016, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 1.07%, 1.07% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Institutional Class.

Neuberger Long Short Fund: For the 12 months ended 10/31/2016, the management fees (i.e., advisory and administration fees) paid to the Manager were 1.36%, 1.36% and 1.25%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Multi-Asset Income Fund: For the period ended 10/31/2016, the management fees (ie. advisory and administration fees) paid to the Manager by the Fund were 0.51%, 0.51%, and 0.39%, respectively, of average net assets, after advisory fee waiver, for Class A, Class C and Institutional Class.

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund: The Fund pays the Manager a fee at the annual rate of 0.45% of the Fund’s average daily net assets for investment advisory services. Each of Class A, Class C and Institutional Class of the Fund

pays the manager fees at the annual rate of 0.26%, 0.26% and 0.15% respectively, of the Fund’s average daily net assets allocable to the class for administrative services provided to that class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership in the Fund(s) that he or she manages.

Neuberger Berman Long Short Credit Fund

Rick Dowdle is a Managing Director of the Manager. He joined the firm in 2015. Previously he was a co-founder and portfolio manager at another asset management firm since 2008. Mr. Dowdle has been a Portfolio Manager of the Fund since its inception in 2015.

Norman Milner is a Managing Director of the Manager. He joined the firm in 2015. Previously he was a co-founder and portfolio manager at another asset management firm since 2008. Mr. Milner has been a Portfolio Manager of the Fund since its inception in 2015.

Neuberger Berman Long Short Fund

Charles Kantor is a Managing Director of the Manager. He joined the firm in 2000 and has managed the Fund since its inception.

Marc Regenbaum is a Managing Director of the Manager. He joined the firm in 2007 and has been an Associate Portfolio Manager of the Fund since February 2017. Prior to being named Associate Portfolio Manager, Mr. Regenbaum was a Senior Research Analyst for the Long Short and U.S. Equity Team.

Neuberger Berman Multi-Asset Income Fund

Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer and Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm since 2008.

Wai Lee, Ph.D., is a Managing Director of the Manager. He joined the firm in 2004 and is the Chief Investment Officer and Director of Research for the Quantitative Investment Group. Prior to joining the firm, he was the head of the quantitative engineering group at another asset manager. He also managed an equity portfolio and was a founding member of the equity investment policy group for this asset manager. Mr. Lee has served on the Advisory Board of The Journal of Portfolio Management since 1997.

Bradley Tank is the Chairman, Chief Executive Officer, Chief Investment Officer (Fixed Income) and Managing Director of the Manager. Mr. Tank joined the firm in 2002 after 23 years of experience in trading and asset management.

Ajay Jain, CFA, FCCA, is a Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the head of portfolio engineering for funds and advisory services at another financial services firm since 2005.

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

Derek Devens, CFA, is a Managing Director of the Manager. Mr. Devens joined the firm in 2016 and is a Senior Portfolio Manager of the Options Group. He has managed the Fund since its inception in 2016. Prior to joining the firm, he was a member of the investment committee at another investment adviser since 2010, where he also served as a portfolio manager since 2012.

Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Credit Fund—Class A

YEAR ENDED OCTOBER 31,	2015	(1)	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.75
Plus:
Income from investment operations	0.01		0.11
Net investment income (loss)(6)	(0.23)		(0.17)
Net gains (losses)—realized and unrealized	(0.22)		(0.06)
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.03		0.16
Subtotal: distributions to shareholders	0.03		0.16
Equals:
Share price (NAV) at end of year	9.75		9.53
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.

Net expenses—actual	1.55	(4)(7)	2.29
Net expenses (excluding expenses on securities sold short)—actual	1.50	(4)(7)	1.40
Gross expenses(2)	4.28	(4)(7)	3.72
Gross expenses (excluding expenses on securities sold short)	4.23	(4)(7)	2.82
Net investment income (loss)—actual	0.28	(4)(7)	1.16
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(2.17	)(5)	(0.55)
Net assets at end of year (in millions of dollars)	1.3		1.0
Portfolio turnover rate (including securities sold short) (%)	32	(5)	190
Portfolios turnover rate (excluding securities sold short) (%)	18	(5)	197

(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Credit Fund—Class C

YEAR ENDED OCTOBER 31,	2015	(1)	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.75
Plus:
Income from investment operations	(0.01)		0.06
Net investment income (loss)(6)	(0.23)		(0.17)
Net gains (losses)—realized and unrealized	(0.24)		(0.11)
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.01		0.11
Subtotal: distributions to shareholders	0.01		0.11
Equals:
Share price (NAV) at end of year	9.75		9.53
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.

Net expenses—actual	2.26	(4)(7)	2.85
Net expenses (excluding expenses on securities sold short)—actual	2.20	(4)(7)	2.02
Gross expenses(2)	5.04	(4)(7)	4.30
Gross expenses (excluding expenses on securities sold short)	4.98	(4)(7)	3.47
Net investment income (loss)—actual	(0.43)		0.64
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(2.41	)(5)	(1.10)
Net assets at end of year (in millions of dollars)	1.0		1.0
Portfolio turnover rate (including securities sold short (%)	32	(5)	190
Portfolio turnover rate (excluding securities sold short (%)	18	(5)	197

(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Credit Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2015	(1)	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.75
Plus:
Income from investment operations	0.02		0.15
Net investment income (loss)(6)	(0.23)		(0.18)
Net gains (losses)—realized and unrealized	(0.21)		(0.03)
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.04		0.19
Subtotal: distributions to shareholders	0.04		0.19
Equals:
Share price (NAV) at end of year	9.75		9.53
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.

Net expenses—actual	1.21	(4)(7)	1.97
Net expenses (excluding expenses on securities sold short)—actual	1.15	(4)(7)	1.10
Gross expenses(2)	3.50	(4)(7)	3.22
Gross expenses (excluding expenses on securities sold short)	3.45	(4)(7)	2.36
Net investment income (loss)—actual	0.64	(4)(7)	1.54
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	(2.06	)(7)	(0.28)
Net assets at end of year (in millions of dollars)	22.8		22.3
Portfolio turnover rate (including securities sold short) (%)	32	(5)	190
Portfolio turnover rate (excluding securities sold short) (%)	18	(5)	197

(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.

Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Fund—Class A

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		11.06	12.41	12.91	12.62
Plus:
Income from investment operations
Net investment income (loss)(6)	0.00		(0.03)	(0.03)	(0.03)	(0.07)
Net gains (losses)—realized and unrealized	1.06		1.47	0.58	(0.21)	0.01
Subtotal: income (loss) from investment operations	1.06		1.44	0.55	(0.24)	(0.06)
Minus:
Distributions to shareholders
Income dividends	—		0.01	—	—	—
Capital gain distributions	—		0.08	0.05	0.05	—
Subtotal: distributions to shareholders	—		0.09	0.05	0.05	—
Equals:
Share price (NAV) at end of year	11.06		12.41	12.91	12.62	12.56
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses—actual	2.17	(4)(7)	2.08	2.09	2.03	2.28
Net expenses (excluding expenses on securities sold short)—actual	2.06	(4)(7)	1.94	1.85	1.68	1.69
Gross expenses(2)	3.21	(4)(7)	2.06	2.09	2.03	2.28
Gross expenses (excluding expenses on securities sold short)	3.11	(4)(7)	1.92	1.85	1.68	1.69
Net investment income (loss)—actual	0.05	(4)(7)	(0.23)	(0.20)	(0.20)	(0.59)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	10.60	(5)	13.08	4.47	(1.89)	(0.48)
Net assets at end of year (in millions of dollars)	27.0		502.1	388.6	361.7	206.4
Portfolio turnover rate (including securities sold short)(%)	93	(5)	103	61	91	86
Portfolio turnover rate (excluding securities sold short)(%)	56	(5)	52	44	69	72

(1)	Period from 12/29/2011 (beginning of operations) to 10/31/2012.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment of a portion of the investment management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not Annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Fund—Class C

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		10.99	12.26	12.66	12.29
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.06)		(0.12)	(0.12)	(0.12)	(0.16)
Net gains (losses)—realized and unrealized	1.05		1.46	0.57	(0.20)	0.00
Subtotal: income (loss) from investment operations	0.99		1.34	0.45	(0.32)	(0.16)
Minus:
Distributions to shareholders
Income dividends	—		0.00	—	—	—
Capital gain distributions	—		0.07	0.05	0.05	—
Subtotal: distributions to shareholders	—		0.07	0.05	0.05	—
Equals:
Share price (NAV) at end of year	10.99		12.26	12.66	12.29	12.13
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses—actual	2.95	(4)(7)	2.83	2.84	2.77	3.02
Net expenses (excluding expenses on securities sold short)—actual	2.81	(4)(7)	2.68	2.60	2.42	2.44
Gross expenses(2)	4.34	(4)(7)	2.81	2.84	2.77	3.02
Gross expenses (excluding expenses on securities sold short)—actual(2)	4.20	(4)(7)	2.66	2.60	2.42	2.44
Net investment income (loss)—actual	(0.69	)(4)(7)	(1.00)	(0.94)	(0.94)	(1.33)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	9.90	(5)	12.23	3.71	(2.56)	(1.30)
Net assets at end of year (in millions of dollars)	3.4		115.1	211	190.6	117.3
Portfolio turnover rate (including securities sold short)(%)	93	(5)	103	61	91	86
Portfolio turnover rate (excluding securities sold short)(%)	56	(5)	52	44	69	72

(1)	Period from 12/29/2011 (beginning of operations) to 10/31/2012.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment of a portion of the investment management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Long Short Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2012	(1)	2013	2014	2015	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		11.09	12.48	13.02	12.76
Plus:
Income from investment operations
Net investment income (loss)(6)	0.04		0.01	0.02	0.02	(0.03)
Net gains (losses)—realized and unrealized	1.05		1.47	0.58	(0.21)	0.01
Subtotal: income (loss) from investment operations	1.09		1.48	0.60	(0.19)	(0.02)
Minus:
Distributions to shareholders
Income dividends	—		0.01	—	0.02	(0.00)
Capital gain distributions	—		0.08	0.06	0.05	—
Subtotal: distributions to shareholders	—		0.09	0.06	0.07	(0.00)
Equals:
Share price (NAV) at end of year	11.09		12.48	13.02	12.76	12.74
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.

Net expenses—actual	1.83	(4)(7)	1.75	1.72	1.66	1.91
Net expenses (excluding expenses on securities sold short)—actual	1.70	(4)(7)	1.60	1.48	1.31	1.33
Gross expenses(2)	2.78	(4)(7)	1.69	1.72	1.66	1.91
Gross expenses (excluding expenses on securities sold short)—actual(2)	2.65	(4)(7)	1.54	1.48	1.31	1.33
Net investment income (loss)—actual	0.40	(4)(7)	0.10	0.17	0.16	(0.22)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	10.90	(5)	13.47	4.83	(1.45)	(0.14)
Net assets at end of year (in millions of dollars)	92.6		1,038.2	2,627.8	2,719.8	2,074.7
Portfolio turnover rate (including securities sold short)(%)	93	(5)	103	61	91	86
Portfolio turnover rate (excluding securities sold short)(%)	56	(5)	52	44	69	72

(1)	Period from 12/29/2011 (beginning of operations) to 10/31/2012
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment of a portion of the investment management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.

Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Multi-Asset Income Fund—Class A

YEAR ENDED OCTOBER 31,	2015	(1)	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.43
Plus:
Income from investment operations
Net investment income (loss)(6)	0.20		0.28
Net gains (losses)—realized and unrealized	(0.56)		0.24
Subtotal: income (loss) from investment operations	(0.36)		0.52
Minus:
Distributions to shareholders
Income dividends	0.21		0.26
Capital gain distributions	—		—
Tax return of capital	—		0.09
Subtotal: distributions to shareholders	0.21		0.35
Equals:
Share price (NAV) at end of year	9.43		9.60
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.

Net expenses—actual	0.79	(4)(7)	0.81
Gross expenses(2)	4.55	(4)(7)	4.27
Net investment income (loss)—actual	3.50	(4)(7)	2.98
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(3.64	)(5)	5.70
Net assets at end of year (in millions of dollars)	0.50		0.60
Portfolio turnover rate (%)	33	(5)	94

(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Multi-Asset Income Fund—Class C

YEAR ENDED OCTOBER 31,	2015	(1)	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.43
Plus:
Income from investment operations
Net investment income (loss)(6)	0.16		0.20
Net gains (losses)—realized and unrealized	(0.56)		0.25
Subtotal: income (loss) from investment operations	(0.40)		0.45
Minus:
Distributions to shareholders
Income dividends	0.17		0.19
Capital gain distributions	—		—
Tax return of capital	—		0.09
Subtotal: distributions to shareholders	0.17		0.28
Equals:
Share price (NAV) at end of year	9.43		9.60
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.

Net expenses—actual	1.53	(4)(7)	1.56
Gross expenses(2)	5.29	(4)(7)	4.99
Net investment income (loss)—actual	2.76	(4)(7)	2.20
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	(4.07	)(5)	4.91
Net assets at end of year (in millions of dollars)	0.5		0.6
Portfolio turnover rate (%)	33	(5)	94

(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman Multi-Asset Income Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2015	(1)	2016
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00		9.43
Plus:
Income from investment operations
Net investment income (loss)(6)	0.23		0.31
Net gains (losses)—realized and unrealized	(0.57)		0.25
Subtotal: income (loss) from investment operations	(0.34)		0.56
Minus:
Distributions to shareholders
Income dividends	0.23		0.30
Capital gain distributions	—		—
Tax return of capital	—		0.09
Subtotal: distributions to shareholders	0.23		0.39
Equals:
Share price (NAV) at end of year	9.43		9.60
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.

Net expenses—actual	0.43	(4)(7)	0.44
Gross expenses(2)	3.66	(4)(7)	3.86
Net investment income (loss)—actual	3.87	(4)(7)	3.33
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	(3.43	)(5)	6.09
Net assets at end of year (in millions of dollars)	10.6		12.4
Portfolio turnover rate (%)	33	(5)	94

(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.

Financial Highlights

These financial highlights describe the performance of the Fund's Class A shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Class A

YEAR ENDED OCTOBER 31,	2016	(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.00)
Net gains (losses)—realized and unrealized	0.09
Subtotal: income from investment operations	0.09
Minus:
Distributions to shareholders	—
Income dividends	—
Capital gain distributions	—
Subtotal: distributions to shareholders	—
Equals:
Share price (NAV) at end of year	10.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.01	(4)(7)
Gross expenses(2)	4.26	(4)(7)
Net investment income (loss)—actual	(0.05	)(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	0.90	(5)
Net assets at end of year (in millions of dollars)	0.4
Portfolio turnover rate (%)	0	(5)

(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Class C shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Class C

YEAR ENDED OCTOBER 31,	2016	(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.01)
Net gains (losses)—realized and unrealized	0.09
Subtotal: income from investment operations	0.08
Minus:
Distributions to shareholders	—
Income dividends	—
Capital gain distributions	—
Subtotal: distributions to shareholders	—
Equals:
Share price (NAV) at end of year	10.08
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.76	(4)(7)
Gross expenses(2)	5.10	(4)(7)
Net investment income (loss)—actual	(0.86	)(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(8)	0.80	(5)
Net assets at end of year (in millions of dollars)	0.1
Portfolio turnover rate (%)	0	(5)

(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.
(8)	Does not include the effect of sales charges.

Financial Highlights

These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Institutional Class

YEAR ENDED OCTOBER 31,	2016	(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	10.00
Plus:
Income from investment operations
Net investment income (loss)(6)	0.00
Net gains (losses)—realized and unrealized	0.09
Subtotal: income from investment operations	0.09
Minus:
Distributions to shareholders	—
Income dividends	—
Capital gain distributions	—
Subtotal: distributions to shareholders	—
Equals:
Share price (NAV) at end of year	10.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.65	(4)(7)
Gross expenses(2)	3.84	(4)(7)
Net investment income (loss)—actual	0.26	(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	0.90	(5)
Net assets at end of year (in millions of dollars)	21.2
Portfolio turnover rate (%)	0	(5)

(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.

YOUR INVESTMENT

Shares of the Funds generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of a Fund are also available directly from Neuberger Berman BD LLC, the Funds' Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.

Choosing a Share Class

The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares

■	how much you intend to invest

■	total expenses associated with owning shares of each class

■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future

■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge
Up to 5.75% for Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. Up to 4.25% for Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund. (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)

Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Funds' Distributor, are under “Buying Shares.”

Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).

When you buy shares—Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. For Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund, dividends normally are first earned the business day after your purchase order is received in proper form. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.

Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell. Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable distribution date.

If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.

Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus (if applicable). Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares—There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

Other policies— Under certain circumstances, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments. If your financial intermediary receives such payments, these payments may create an incentive for your financial intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund's shares. For more information, please see the Funds' Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to a Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Internet Access

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Privileges and Services

If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

Sales Charges

Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A sales charges for Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	4.25%	4.44%	4.00%
$50,000 or more but less than $100,000	3.75%	3.90%	3.50%
$100,000 or more but less than $250,000	3.25%	3.36%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

Class A sales charges for Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered

Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).

The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds' Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.

Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that each Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.

Sales Charge Reductions and Waivers

Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.

Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.
Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate of their eligibility in advance of purchase:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;

2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;

3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;

4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);

5.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

6.	insurance company separate accounts;

7.	NB Group and its affiliated companies;

8.
an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;

9.
financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

10.
Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;

11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;

12.
Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds' shares are offered at NAV on such IRA platform; and

13.	Qualified Tuition Programs under Section 529 of the Code.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.

Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:

■
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

■
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).

Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gain distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.

Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■	tax-free returns of excess contributions to IRAs

■
redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.

■	distributions from an IRA upon the shareholder’s attainment of age 59½

■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) (annually the 12% limit):

(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and

(ii) redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.

Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions—Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, Neuberger Berman Long Short Fund makes any capital gain distributions once a year (normally in December). Neuberger Berman Long Short Credit Fund and Neuberger Berman U.S. Equity PutWrite Strategy Fund generally declare and pay income dividends quarterly, and Neuberger Berman Multi-Asset Income Fund generally declares income dividends daily and pays them monthly. Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions if any from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of a Fund or paid to you in cash.

How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, a Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or realized gains.

How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax—An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with a Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.

Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions

Selling Shares—Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days
Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund (except Multi-Asset Income Fund) are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Multi-Asset Income Fund are generally posted 15-30 days after each month-end..

Each Fund’s (except Multi-Asset Income Fund's) complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Multi-Asset Income Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

No earlier than five business days after month-end or quarter-end, as applicable, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.

Fund Structure

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Funds.

Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch:
 Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund

A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-21715
 R0002 04/17